UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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FREIGHTCAR AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

April 1, 2022

Dear FreightCar America Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of FreightCar America, Inc. (“we,” “us” or the “Company”) to be held at 10:00 a.m. (Central time) on May 12, 2022 in virtual format only as described below.

In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MHK946T and entering the password “RAIL2022”, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts. As always, we encourage you to vote your shares prior to the Annual Meeting.

The purpose of the Annual Meeting is to consider and vote upon proposals to (i) elect three directors who have been nominated for election as Class II directors, each to a three-year term, (ii) approve, on an advisory basis, the compensation of our Named Executive Officers, (iii) ratify the appointment of our independent registered public accounting firm for 2022, (iv) approve the FreightCar America, Inc. 2022 Long Term Incentive Plan and (iv) transact such other business as may properly come before the meeting.

Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. After reading the enclosed proxy statement, please promptly vote your shares in accordance with the instructions on the enclosed proxy card to assure that your shares will be represented.

The board of directors and management appreciate your continued confidence in FreightCar America and look forward to your participation in the Annual Meeting.

Sincerely,

/s/ William D. Gehl

WILLIAM D. GEHL
Chairman of the Board

FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 12, 2022

April 1, 2022

Dear FreightCar America Stockholder:

We are notifying you that the Annual Meeting of Stockholders of FreightCar America, Inc. will be held at 10:00 a.m. (Central time) on May 12, 2022. In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MHK946T and entering the password “RAIL2022”, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the meeting to ensure that you are logged in when the meeting starts. The Annual Meeting is being held for the following purposes:

1.	To elect three directors as Class II directors, each for a term of three years.

2.	To hold an advisory vote to approve the compensation of our Named Executive Officers.

3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2022.

4.	To approve the FreightCar America, Inc. 2022 Long Term Incentive Plan.

5.	To transact other business properly coming before the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials while also lowering the costs and reducing the environmental impact of our annual meeting of stockholders. On or about April 1, 2022, we will mail to our stockholders who have not requested hard copies of the proxy materials a Notice of Internet Access and Availability of Proxy Materials (the “Notice”), which contains instructions on how to vote, to access our proxy statement (the “Proxy Statement”) and Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) online and to request paper copies of the proxy materials. All stockholders who elect to receive paper copies will receive copies of the Proxy Statement and the Annual Report by mail. The Proxy Statement also contains instructions on how you can (i) receive a paper copy of the Proxy Statement and the Annual Report if you only received the Notice by mail or (ii) elect to receive the Proxy Statement and the Annual Report over the Internet, if you received them by mail. This Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. Stockholders should access and review all proxy materials before voting.

As described above, we plan to hold the Annual Meeting in virtual format only. The health and well-being of our employees and stockholders is our top priority, which is why we have adopted this technology as a part our effort to maintain a safe and healthy environment for our directors, employees and stockholders who wish to attend the Annual Meeting. In light of COVID-19, we believe that hosting a virtual meeting is in your and the Company’s best interests.

Each of these matters listed above is described in further detail in the Proxy Statement. A copy of our Annual Report is available online or by request.

Only stockholders of record at the close of business on March 16, 2022 are entitled to vote at the Annual Meeting and any postponements or adjournments of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please be sure to vote your shares in accordance with the instructions on the enclosed proxy card as promptly as possible. You can withdraw your proxy at any time before it is voted.

By order of the Board of Directors,

/s/ Michael A. Riordan

Michael A. Riordan
Vice President, Finance, Chief Financial Officer and Treasurer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2022:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Our Proxy Statement for the year ended December 31, 2021 includes information on the following matters, among other things:

●	The date, time and location of the Annual Meeting of Stockholders;

●	A list of the matters being submitted to the stockholders for approval; and

●	Information concerning voting in person at the Annual Meeting of Stockholders.

Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.railproxy.info.

If you received the Notice and want to receive a paper copy or email of these documents, you must request one. There is no charge to you for requesting a copy. Please choose one of the following methods to make your request:

(1)	By Internet: www.investorvote.com/RAIL

(2)	By telephone: 1-800-652-VOTE (8683)

(3)	By email: sendmaterial@proxyvote.com

Please have available the information set forth in the Notice if you are requesting a paper copy or email of the proxy materials. Please make your request on or before April 28, 2022 to facilitate timely delivery.

Table of Contents

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FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

PROXY STATEMENT

The board of directors (the “Board”) of FreightCar America, Inc. (“FreightCar America” or the “Company”) is asking for your proxy for use at the annual meeting of our stockholders to be held in virtual format at 10:00 a.m. (Central time) on May 12, 2022 at www.meetnow.global/MHK946T (the “Annual Meeting”). In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. Please allow ample time to check-in prior to the Annual Meeting start time. We are initially mailing this proxy statement (the “Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) to our stockholders on or about April 1, 2022.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting, including (i) the election of three directors who have been nominated for election as Class II directors, each for a three-year term, (ii) approval, on an advisory basis, of the compensation of our Named Executive Officers (“NEOs”), (iii) the ratification of the appointment of our independent registered public accounting firm, (iv) approval of the FreightCar America, Inc. 2022 Long Term Incentive Plan and (v) any other business properly coming before the meeting.

What are our voting recommendations?

Our board of directors recommends that you vote your shares:

“FOR” the nominees named below under “Proposal 1 – Election of Class II Directors,”

“FOR” the approval, on an advisory basis, of the compensation of our NEOs as discussed below under “Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers,”

“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm as discussed below under “Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm,” and

“FOR” the approval of the 2022 Long Term Incentive Plan, as discussed below under “2022 Long Term Incentive Plan.”

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 16, 2022 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on the Record Date at the Annual Meeting and any postponements or adjournments of the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote, without cumulation, on each matter to be voted on.

What constitutes a quorum?

If a majority of the shares outstanding on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. As of the Record Date, we had 16,485,266 shares of common stock outstanding and entitled to vote. Any shares represented by proxies that abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

1.

Via the Internet (at the Annual Meeting): You may vote via the Internet at the Annual Meeting by attending the live meeting at www.meetnow.global/MHK946T and entering the 16-digit control number included on the Notice, Proxy Card or voting instruction form previously distributed and the password “RAIL2022” where indicated. Those without a control number may attend the Annual Meeting as guests by logging into the same virtual meeting platform and following the instructions. However, stockholders attending as guests will not be able to vote.

2.

Via the Internet (prior to the Annual Meeting): You may vote by proxy via the Internet prior to the Annual Meeting by visiting https://www.investorvote.com/RAIL and entering your 16-digit control number, which will be printed on the Proxy Card.

3.	By Telephone: You may vote by proxy by calling the toll-free number found on the Proxy Card. To vote by telephone, you will need the special code number included in the Notice or on the Proxy Card.

4.	By Mail: You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 available to our stockholders electronically via the Internet. On or about April 1, 2022, we will mail to our stockholders who have not previously requested hard copies of the proxy materials the Notice, which contains instructions on how to vote, to access this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 online and to request paper copies of the materials. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice will instruct you on how to access and review all of the important information contained in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021. The Notice also will instruct you on how you may submit your proxy over the Internet. If you receive the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

You may vote by proxy by (i) following the instructions for voting on the Internet in the Notice or (ii) if you received a printed copy of the proxy materials, following the instructions for voting by telephone or on the Internet on your proxy card or completing, signing, dating and mailing the enclosed proxy card. To vote by telephone or on the Internet, as applicable, you will need the special code number included in the Notice or on your proxy card. If you vote by proxy, the individuals named on the proxy card as proxy holders will vote your shares in the manner you indicate. If you do not indicate your instructions, your shares will be voted:

●	“FOR” the election of the nominees named below under “Proposal 1 – Election of Class II Directors;”

●	“FOR” the approval, on an advisory basis, of the compensation of our NEOs under “Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers;”

●

“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2022 under “Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm;” and

●	“FOR” the approval of the 2022 Long Term Incentive Plan, as discussed below under 2022 Long Term Incentive Plan.”

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll-free at (877) 869-0171.

Can I revoke my proxy or change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke your proxy or change your vote at any time before the proxy is voted at the Annual Meeting by delivering to our Chief Financial Officer a written notice of revocation or a properly submitted proxy bearing a later date, or by attending the annual meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you vote in person at the Annual Meeting.

What vote is required to approve each matter that comes before the Annual Meeting?

Director nominees must receive the affirmative vote of a plurality of the votes cast at the Annual Meeting attending the Annual Meeting virtually or by proxy by stockholders entitled to vote thereon, meaning that the three nominees for Class II directors with the most votes will be elected. Each of the approval of the compensation of our NEOs (on an advisory basis), the ratification of the appointment of our independent registered public accounting firm and the approval of the 2022 Long Term Incentive Plan requires the affirmative vote of a majority of the votes represented at the Annual Meeting virtually or by proxy. Broker non-votes will not be counted for purposes of determining whether an item has received the requisite number of votes for approval. Abstentions will have the effect of a vote against the approval, on an advisory basis, of the compensation of our NEOs and the ratification of the appointment of our independent registered public accounting firm but will not be taken into account in determining the outcome of the election of directors. However, each of our directors and director candidates has offered a contingent resignation that may be accepted by the board of directors in its discretion if a majority of the votes are not cast “FOR” such director in an uncontested election.

What happens if additional proposals are presented at the Annual Meeting?

If you vote by proxy, your proxy grants the persons named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Who will bear the costs of soliciting votes for the Annual Meeting?

Certain directors, officers and employees, who will not receive any additional compensation for such activities, may solicit proxies by personal interview, mail, telephone or electronic communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. We will bear all costs of solicitation, including a base fee of $10,000 and reasonable out-of-pocket expenses to be paid to the proxy solicitation firm of Okapi Partners LLC.

PROPOSALS TO BE VOTED ON

Proposal 1 – Election of Class II Directors

Our certificate of incorporation provides for a classified board of directors consisting of three classes of the same or nearly the same number of directors. The term of office of each current Class II director is scheduled to expire at our Annual Meeting to be held this year. Currently, three of our directors, William D. Gehl, Jesus Salvador Gil Benavides and Andrew B. Schmitt, are Class II directors. Mr. Schmitt will not be standing for re-election. The board of directors would like to thank Mr. Schmitt for his years of dedicated service to the Company. At the recommendation of our nominating and corporate governance committee, our board of directors has determined to nominate Messrs. Gehl and Benavides, as well as Rodger L. Boehm (who will replace Mr. Schmitt), for election to three-year terms as Class II directors at our Annual Meeting this year. Each nominee elected by our stockholders as a Class II director at the Annual Meeting will be elected to a term to expire at the annual meeting of stockholders in 2025.

Information about the director nominees, the continuing directors and our board of directors is contained in the section of this proxy statement entitled “Governance of the Company—Board Structure and Composition.”

In the event a nominee is not available to serve for any reason when the election occurs, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee. Our board of directors has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable or unwilling to serve as a director.

Our board of directors recommends that you vote “FOR” the election of William D. Gehl, Jesus Salvador Gil Benavides and Rodger L. Boehm as Class II directors.

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which amends Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enables our stockholders to approve, on an advisory basis, the compensation programs for our named executive officers (“NEOs”) (sometimes referred to as a “Say on Pay” or a “Say on Pay Vote”).

We believe that our executive compensation programs must be closely linked to our stockholders’ interests, and we welcome our stockholders’ input in this area. Our compensation programs are designed to attract, motivate and retain the individuals we need to drive business success. We believe that our executives should act in the long-term interests of our stockholders, and therefore, we pay a significant portion of total compensation to our executives in the form of long-term performance-based equity compensation, such as performance-based, cash-settled stock options for 2022. Our compensation programs also are closely tied to performance, with incentive compensation varying in accordance with objectively determinable Company performance measures.

The compensation committee of our board of directors follows best practices in the design and governance of our compensation programs, including, but not limited to the following:

●	we have adopted a clawback policy;

●	we have adopted an anti-hedging policy for our officers and directors;

●

we have adopted stock ownership guidelines for our officers and directors and the stock ownership of each of our officers and directors exceeded the Company’s minimum stock ownership requirements in 2021;

●	our equity incentive plans, which expressly prohibit repricing or exchanging awards;

●	we do not pay tax gross-ups for change in control payments under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”);

●	we do not provide perquisites for former or retired executives;

●	we do not provide personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances or executive life insurance; and

●	we do not pay or provide payments for terminations for cause or resignations other than for good reason.

At our 2021 annual meeting of stockholders, we received 89% support from our stockholders on our proposal for the compensation of our NEOs, an increase from 46% at the 2020 annual meeting of stockholders.

You are invited to review the accompanying summary compensation table and the related narrative disclosure and to vote to approve, on an advisory basis, the compensation of our NEOs through the adoption of the following resolution at the 2022 annual meeting:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the summary compensation table and narrative discussion, is hereby approved.”

This vote is nonbinding. The board of directors and the compensation committee, which is comprised of independent directors, will consider the outcome of the vote when evaluating future executive compensation decisions.

Our board of directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our NEOs.

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board recommends approval of such selection by the stockholders. The Audit Committee is directly responsible for the selection, evaluation, compensation (including negotiation of fees), retention and oversight of the Company’s independent registered public accounting firm. In order to assure the continued independence of the firm, the Audit Committee periodically considers whether there should be rotation of the independent registered public accounting firm. In addition, in conjunction with the mandated rotation of the firm’s lead engagement partner, the Audit Committee, led by its Chairperson, is directly involved in the selection of the new lead engagement partner.

Change in Auditor

As previously disclosed, on March 24, 2021, the Audit Committee approved the engagement of Grant Thornton LLP as the Company’s registered public accounting firm for the Company’s fiscal year ending December 31, 2021. Deloitte & Touche LLP (“Deloitte”) had been engaged as the Company’s independent registered public accounting firm since 1999 and, as previously disclosed on March 24, 2021, Deloitte notified the Company that it would not stand for re-election.

In connection with that notification, on March 24, 2021, the Audit Committee approved the engagement of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm. Deloitte audited our financial statements for our fiscal year ended December 31, 2020 and December 31, 2019, which were prepared in accordance with U.S. GAAP. Upon the completion of Deloitte’s audit for such periods, Deloitte’s engagement was completed, and Grant Thornton LLP became the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2020 and 2019, there were (i) no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in their audit reports, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company previously provided Deloitte with a copy of the disclosure set forth in this section and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Deloitte’s letter, dated March 24, 2021, is attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on March 24, 2021.

Stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm is not required by our by-laws or otherwise. However, we are submitting the appointment of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, our audit committee will review its selection of independent registered public accounting firms. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

For information regarding audit and other fees billed by Grant Thornton LLP and Deloitte & Touche LLP for services rendered with respect to fiscal years 2021 and 2020, respectively, see the section of this proxy statement entitled “Fees of Independent Registered Public Accounting Firm and Audit Committee Report—Fees Billed by Independent Registered Public Accounting Firm.”

Our board of directors recommends that you vote “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.

Proposal 4 – Approval of the FreightCar America, Inc. 2022 Long-Term Incentive Plan

Introduction

We are asking stockholders to approve the FreightCar America, Inc. 2022 Long Term Incentive Plan (the “2022 LTIP”). At the recommendation of our compensation committee, our board of directors approved the 2022 LTIP on March 30, 2022, subject to the required approval of our stockholders at our Annual Meeting. If our stockholders approve the 2022 LTIP, it will become effective on May 12, 2022 (the “Effective Date”). Our board of directors believes that it is advisable to adopt the 2022 LTIP to continue to give the Company ongoing flexibility to attract, retain and reward employees, directors, consultants and advisors.

If approved by our stockholders, the 2022 LTIP would replace the 2018 Long Term Incentive Plan, as amended and restated (the “2018 LTIP”), and the 2005 Long Term Incentive Plan, as amended and restated (the “2005 LTIP”, together with the 2018 LTIP, the “Prior LTIPs”), for future equity grants and the Company would no longer issue awards under the Prior LTIPs. Awards previously granted under the Prior LTIPs would be unaffected by the adoption of the 2022 LTIP, and they would remain outstanding under the terms pursuant to which they were previously granted. If stockholders do not approve the 2022 LTIP, the Prior LTIPs will remain in effect in their current forms until they expire (as provided under their respective plan documents), following which date the Company will no longer have an equity-based compensation plan and will no longer be able to issue customary annual long-term incentive awards and other equity awards.

Run Rate and Dilution

As of March 16, 2022, approximately 47,711 shares of common stock remained available for issuance of future awards under the 2005 LTIP and 307,077 shares of common stock remained available for issuance of future awards under the 2018 LTIP. As of March 16, 2022, 702,227 full value awards and 1,440,885 stock options remain outstanding under the Prior LTIPs. As of March 16, 2022, the average weighted per share exercise price of all outstanding stock options was $7.70 and the weighted average remaining contractual term was 8.04 years. Based on past trends and current expectations for possible future awards, the Company is recommending that 880,000 shares of common stock be made available for issuance under the 2022 LTIP, together with any shares of common stock that are available under the Prior LTIPs on the date that the 2022 LTIP is approved by stockholders, as well as any shares remaining for grant under the Prior LTIPs subject to awards that, after the 2022 LTIP is approved by stockholders, are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares. The Company anticipates these shares will be sufficient to cover equity awards for the next several years. Despite this estimate, the duration of the share reserve may be shorter or longer depending on various factors such as stock price, aggregate equity needs, and equity award type mix. On March 16, 2022, the closing price per share of the Company’s common stock on the NASDAQ Global Market was $4.15.

Common measures for the use of stock incentive plans include the run rate and the overhang rate. The run rate measures the annual dilution from equity awards granted during a particular year. The Company calculates this based on all options and restricted share awards granted under the Prior LTIPs in a given year as a percent of the weighted average shares of common stock outstanding in that year. The Company’s run rates for 2019, 2020 and 2021 were approximately 4.44%, 6.50% and 4.99%, respectively, with a three-year average of 5.31%. After discussing with Exequity and reviewing the grant practices of comparator companies, the Company believes these are reasonable levels. The run rate may increase in future years as the number of Company employees who are eligible to receive equity awards grows, and if the Company continues to have equity awards as an important component of compensation for executives and other key employees to better align their interests with the interests of stockholders.

The overhang rate is a measure of potential dilution to stockholders. The Company calculates this based on all unissued shares available for grant under the Prior LTIPs plus outstanding options and restricted shares as a percentage of the total number of shares of common stock outstanding. As of March 16, 2022, the Company’s overhang rate was approximately 15.2%. After discussing with Exequity and reviewing the grant practices of comparator companies, the Company believes this is a reasonable level and provide the Company with the appropriate flexibility to ensure meaningful equity awards in future years to executives and other key employees to better align their interests with the interests of stockholders.

Governance Highlights and Best Practices of the 2022 LTIP

The 2022 LTIP incorporates certain compensation governance provisions that reflect best and prevalent practices. These include:

•
Minimum vesting period of one year from the date of grant for all awards under the 2022 LTIP, subject to certain limited exceptions (including an exception for up to 5% of the shares reserved for issuance under the 2022 LTIP);
•
Fungible share ratio, under which the total number of shares authorized to be issued under the 2022 LTIP will be reduced by one share for each share subject to an appreciation award granted under the 2022 LTIP and by 1.2 shares for each share subject to a full-value stock-based award granted under the 2022 LTIP;
•
Minimum 100% fair market value exercise or grant price for options and stock appreciation rights (“SARs”), which have a maximum term of 10 years from the date of grant;
•
Maximum limit of 880,000 shares that may be issued pursuant to options intended to qualify as incentive stock options;
•
Annual limit of $500,000 on the cash and equity compensation that may be paid or awarded to a non-employee director ($1,000,000 for the lead independent director and/or non-executive chair of the board of directors) in any calendar year with respect to his or her service as a non-employee director;
•
 No repricing of options or SARs and no cash buyout of underwater options and SARs without stockholder approval;
•
No “liberal” share recycling for any awards under the 2022 LTIP;
•
No dividends or dividend equivalents paid out currently on unvested awards;

•
 No dividend equivalents on options or SARs;
•
 No evergreen provision
•
 No “liberal” change in control definition;
•
 “Double-trigger” vesting for change in control benefits; and
•
 No excise tax gross-up on change in control benefits.

Summary of the 2022 LTIP

The following summary of the 2022 LTIP should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the 2022 LTIP, which is included in this proxy statement as Appendix A.

Purpose. The 2022 LTIP is intended to provide incentives to attract, retain and motivate our and our subsidiaries’ and affiliates’ employees, consultants and directors, to provide for competitive compensation opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of performance goals and to promote the creation of long-term value for our stockholders by aligning the interests of such persons with those of our stockholders.

Eligibility and Administration. Employees, consultants and non-employee directors of the Company and its subsidiaries and affiliates are eligible to be granted awards under the 2022 LTIP. The 2022 LTIP will be administered by the compensation committee or such other committee so designated by the board of directors (the “Administrator”). The Administrator determines which employees, consultants and non-employee directors receive awards and the types of awards to be granted. As of March 16, 2022, approximately 225 employees, 0 consultants and 4 non-employee directors would be eligible to receive awards under the 2022 LTIP.

Available Shares. If the stockholders approve the 2022 LTIP, the total number of shares reserved for issuance under the 2022 LTIP shall be equal to the sum of (i) 880,000 shares, plus (ii) any shares under the Prior LTIPs that are available for grant as of the Effective Date, plus (iii) any shares remaining for grant under the Prior LTIPs subject to awards that, after the Effective Date, are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares. No new awards shall be granted under the Prior LTIPs following the Effective Date, but the Prior LTIPs and any applicable award agreements issued thereunder will continue to govern any awards that remain outstanding thereunder on and after the Effective Date.

The total number of shares authorized to be issued under the 2022 LTIP will be reduced by one share for each share that is subject to an option, stock appreciation right (“SAR”) or other appreciation-only award granted under the 2022 LTIP, and by 1.2 shares for each share that is subject to a restricted stock, restricted stock unit (“RSU”), performance share or other full-value stock-based award granted under the 2022 LTIP. Any shares relating to awards that terminate by expiration, forfeiture or cancellation without the issuance of such shares, cash or other benefit in lieu of such shares will become available again for grant under the 2022 LTIP; provided that the number of shares authorized to be issued under the 2022 LTIP will be increased by one share for each such share that was subject to an option, SAR or other appreciation-only award granted under the 2022 LTIP, and by 1.2 shares for each such share that was subject to a restricted stock, RSU, performance share or other full-value stock-based award granted under the 2022 LTIP. The following shares shall not become available for issuance under the 2022 LTIP: (i) shares tendered by participants as full or partial payment to the Company upon exercise of options granted under the 2022 LTIP; and (ii) shares withheld by, or otherwise remitted to, the Company to satisfy a participant’s tax withholding obligations upon the lapse of restrictions on restricted stock or RSUs, the exercise of options or SARs granted under the 2022 LTIP, or upon any other payment or issuance of shares under the 2022 LTIP. Awards that, pursuant to their terms, may be settled only in cash will not count against the share reserve under the 2022 LTIP. Shares issued under the 2022 LTIP will be either authorized but previously unissued shares or treasury shares.

Non-Employee Director Compensation Limit. During any Directors’ Compensation Year (as defined in the 2022 LTIP), in no event will compensation paid to any one non-employee director, including cash fees and awards under the 2022 LTIP (based on the grant date fair value of such awards for financial reporting purposes) in respect of his or her service as a director, exceed $500,000 (“Director Compensation Limit”); provided that, with respect to the compensation paid to any one non-employee director in respect of his or her service as the lead independent director or non-executive chair of the Board, such Director Compensation Limit shall equal $1,000,000.

Minimum Vesting Requirement. Awards granted under the 2022 LTIP will vest no earlier than the first anniversary of the date on which the award is granted and no award may provide for partial or graduated vesting prior to the first anniversary of the date on which it is granted; provided that awards that result in the issuance in the aggregate of no more than five percent (5%) of the shares available for issuance under the 2022 LTIP may be granted to any one or more participants without respect to this minimum vesting period requirement. Awards to non-employee directors will be deemed to satisfy this minimum vesting requirement to the extent that such awards vest on the earlier of the one-year anniversary of the date of grant and the date of the next annual meeting of the Company’s stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting. The Administrator may waive restrictions or forfeiture conditions in any individual case in the event of termination of service resulting from a specified event.

Awards. The 2022 LTIP provides for the grant of stock options, SARs, restricted shares, RSUs, performance shares, performance units, annual cash incentive awards, dividend equivalents, other share-based awards and substitute awards.

Stock Options. Both incentive stock options, which are intended to qualify for special tax treatment under the Code (“incentive stock options”), and nonqualified stock options, which are not intended to qualify for special tax treatment under the Code, may be granted under the 2022 LTIP. The Administrator is authorized to set the terms of an option, including exercise price and the time and method of exercise; provided that the exercise price cannot be less than the market price of our common stock on the date of grant. Without stockholder approval, the Administrator is prohibited from repricing stock options, canceling outstanding options in exchange for the grant of new options with a lower exercise price or another cash or stock award, offering a cash buyout of underwater options or granting reload options. Incentive stock options may only be granted to employees and no employee may be granted more than 880,000 incentive stock options.

Share Appreciation Rights. Each SAR entitles the holder to receive an amount equal to the difference between the fair market value of a specified number of shares on the exercise date and the exercise price of the SAR set by the Administrator as of the date of grant; provided that the exercise price cannot be less than the market price of our common stock on the date of grant. The Administrator is authorized to set the terms of the SARs, including the time and method of exercise. Without stockholder approval, the Administrator is prohibited from repricing SARs, canceling outstanding SARs in exchange for the grant of new SARs or options with a lower exercise price or another cash or stock award, or offering a cash buyout of underwater SARs.

Restricted Shares and RSUs. Awards of restricted shares are subject to restrictions on transferability and such other restrictions, if any, as the Administrator may impose on the date of grant or thereafter. Such restrictions may lapse under such circumstances as the Administrator may determine (subject to the one-year minimum vesting requirement), such as completion of a specified period of continued employment or upon the achievement of performance criteria. Except as otherwise determined by the Administrator, eligible participants, consultants and directors who are granted restricted shares will have all of the rights of a stockholder, including the right to vote and to receive dividends. Restricted shares are forfeited upon the termination of a participant’s employment during the applicable restriction period.

Each RSU entitles the holder to receive shares of common stock or cash at the end of a specified deferral period. RSUs may also be subject to such restrictions as the Administrator may impose. Such restrictions may lapse under such circumstances as the Administrator may determine, such as completion of a specified period of continued employment or upon the achievement of performance criteria. Except as otherwise determined by the Administrator (subject to the one-year minimum vesting requirement), RSUs subject to restriction are forfeited upon the termination of a participant’s employment during any applicable restriction period.

Performance Shares and Performance Units. Performance shares and performance units provide for the future issuance of shares and payment of cash, respectively, to the recipient upon the attainment of performance goals established by the Administrator. Except as otherwise determined by the Administrator (subject to the one-year minimum vesting requirement), performance shares and performance units will be forfeited upon the termination of a participant’s employment during any applicable performance period. Performance objectives may vary from person to person and will be based upon such criteria as the Administrator may deem appropriate. The Administrator may revise performance objectives if significant events occur during the performance period that the Administrator expects will have a substantial effect on such objectives.

Substitute Awards. Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of such business that is, or whose stock is, acquired by the Company, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Administrator determines. Substitute awards will not reduce the shares authorized for issuance under the 2022 LTIP.

Dividend, Dividend Equivalents and Other Awards. The Administrator may also grant dividends and dividend equivalent rights under the 2022 LTIP. Any dividends or dividend equivalent rights may be paid only at the time and to the extent that the shares underlying the award are distributed. The Administrator also is authorized to grant such other awards that may be denominated in, valued in, or otherwise based on shares. No dividends or dividend equivalents may be paid on stock options or SARs.

Performance Goals. The Administrator may establish performance goals for performance-based awards under the 2022 LTIP, which may be based on any performance measures selected by the Administrator. Such performance measures may include, but are not limited to, any of the following: earnings per share (basic or fully diluted); revenues; earnings (including, but not limited to, earnings before or after taxes, from operations (generally or specified operations), or before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items); earnings growth; cash flow, including operation cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; return on net assets, return on assets, return on investment, return on capital, or return on equity; economic value added; operating margin or operating expense; net income (absolute or competitive growth rates comparative); net income applicable to shares; share price or stockholder return (absolute or peer-group comparative); backlog; net sales growth; customer satisfaction; quality metrics; expense reduction; and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, new product/service placement, supervision of litigation and information technology, leasing execution, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

Change of Control. If a participant experiences a Qualifying Termination (as described below) following a Change of Control (as defined in the 2022 LTIP) and the awards are assumed or replaced in accordance with the terms of the 2022 LTIP: (i) all outstanding awards granted under the 2022 LTIP with time-based vesting conditions or restrictions shall become fully vested (and all options and SARs shall become exercisable) at the time of such Qualifying Termination; and (ii) all performance-based awards shall become earned and vested and the performance criteria shall be deemed to be achieved or fulfilled at the greater of (A) the actual performance achieved or (B) the target level of performance applicable to the award, but prorated based on the elapsed portion of the performance period as of the time of such Qualifying Termination. Under the 2022 LTIP, a “Qualifying Termination” means a participant’s termination of employment due to the participant’s death or disability (as defined in the 2022 LTIP), an involuntary termination of employment by the Company (other than for cause) or a voluntary termination of employment by the participant for good reason (as defined in the 2022 LTIP), any of which occurs on or following 24 months of the consummation of a Change of Control. If upon a Change of Control the awards are not assumed or replaced in accordance with the terms of the 2022 LTIP: (i) all outstanding awards granted under the 2022 LTIP with time-based vesting conditions or restrictions shall become fully vested (and all options and SARs shall become exercisable) as of the time of the Change of Control; and (ii) all performance-based awards shall become earned and vested and the performance criteria shall be deemed to be achieved or fulfilled at the greater of (A) the actual performance level achieved or (B) the target level of performance applicable to the awards, but prorated based on the elapsed portion of the performance period that has elapsed as of the time of the Change of Control.

Capital Structure Changes. If the Administrator determines that a share dividend, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, repurchase, share exchange, or other similar corporate transaction affects the shares of the Company’s common stock to be issued pursuant to the 2022 LTIP such that an adjustment is appropriate in order to prevent the dilution of the rights of participants, the Administrator may make such changes as it deems appropriate.

Amendment and Termination. The 2022 LTIP may be amended, suspended or terminated by the board of directors. However, any amendment or modification for which stockholder approval is required will not be effective until such stockholder approval has been obtained.

Restrictive Covenants. The 2022 LTIP provides that the Administrator may include in any award an agreement that, if the participant breaches the non-competition, non-solicitation, non-disclosure or other similar provisions of the award agreement, whether during or after such participant’s employment, the participant will forfeit all awards granted under the 2022 LTIP, including any awards that have vested and are then exercisable.

Incentive Compensation Recoupment Policy. All awards granted under the 2022 LTIP are subject to the Company’s incentive compensation recoupment policy, as in effect from time to time.

Effective Date and Term. The 2022 LTIP will become effective upon stockholder approval at the Annual Meeting, and will terminate as to future awards on May 12, 2032.

New Plan Benefits

Our executive officers and directors have an interest in the approval of the 2022 LTIP because it relates to the issuance of share-based awards for which executive officers and non-employee directors may be eligible. However, future awards under the 2022 LTIP are at the discretion of the Administrator and the executive officers who may receive awards under the 2022 LTIP in the future cannot be determined at this time.

The specific individuals who will be granted awards under the 2022 LTIP and the type and amount of any such awards will be determined at the discretion of the Administrator. Accordingly, future awards to be received by or allocated to particular individuals under the 2022 LTIP are not presently determinable. Grants under the Prior LTIPs in 2021 to the Company’s named executive officers are shown in the 2021 Grants of Plan-Based Awards table and to the Company’s non-employee directors are shown in the 2021 Director Compensation table. The aggregate value of the restricted shares of common stock to be issued under the 2022 LTIP to the Company’s five non-employee directors following the Annual Meeting are shown in the table below.

Name and Position	Dollar Value ($)
James R. Meyer President and Chief Executive Officer	N/A
Terence R. Rogers Former Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary	N/A
W. Matthew Tonn Chief Commercial Officer	N/A
All current executive officers as a group	N/A
All current directors who are not executive officers as a group	$325,000
All current non-executive officer employees as a group	N/A

U.S. Federal Income Tax Considerations for 2022 LTIP

The following is a brief description of the federal income tax treatment that generally applies to 2022 LTIP awards. The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the 2022 LTIP. A participant may also be subject to state and local taxes.

Nonqualified Stock Options. The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess, if any, of the then-fair market value of the stock acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant if the participant was, employed by us or an affiliate, without a break in service, from the date of the grant of the option until the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess, if any, of the fair market value of the stock at the time of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the participant does not sell or otherwise dispose of the stock acquired upon the exercise of an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to a corresponding deduction. A capital loss will be recognized by the participant to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction.

SARs. The grant of a SAR will not result in taxable income to the participant at the time of the grant. The participant will realize ordinary income at the time of exercise in an amount equal to the amount of cash or the fair market value of the shares paid upon exercise, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of any shares received will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Restricted Shares and Performance Shares. A grant of restricted shares or performance shares will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction, assuming that the shares are subject to transferability restrictions and that certain restrictions on the shares constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon vesting, the holder will realize ordinary income in an amount equal to the then-fair market value of the vested shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder of restricted shares during the restricted period also will be compensation income to the participant, and we will be entitled to a corresponding deduction when the dividends no longer are subject to a substantial risk of forfeiture or become transferable. A participant may elect pursuant to Section 83(b) of the Code to have income recognized at the date a restricted share award or performance share award, as the case may be, is granted and to have the applicable capital gains holding period commence as of that date. In such a case, we will be entitled to a corresponding deduction on the date of grant.

RSUs and Performance Units. A grant of RSUs or performance units will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction. Upon vesting and issuance of the underlying shares, the holder will realize ordinary income in an amount equal to the then-fair market value of the issued shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance. Dividend equivalents paid to the holder of RSUs during the restricted period also will be compensation income to the participant, and we will be entitled to a corresponding deduction when the dividend equivalents are paid. No election pursuant to Section 83(b) of the Code may be made with respect to RSUs and performance units.

Annual Cash Incentive Awards. A participant will recognize taxable compensation equal to the amount of an annual cash incentive award on the date the award is paid to the participant. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes.

Performance Awards and Other Share-Based Awards. A grant of a performance award or other share-based award will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction. Upon payment of cash or the vesting or issuance of the underlying shares, the participant will recognize ordinary income in an amount equal to the cash received or the then-fair market value of the issued shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance.

Tax Withholding. As a condition to the delivery of any shares to the recipient of an award, we may require the recipient to make arrangements for meeting certain tax withholding requirements in connection with the award or withhold or receive shares in satisfaction of a participant’s tax obligations; provided that the amount of tax withholding to be satisfied by withholding shares will be limited to the maximum individual statutory tax rate in a given jurisdiction (or such lower amount as may be necessary to avoid liability award accounting or any other accounting consequence or cost to the Company).

Section 162(m). In general, Code Section 162(m) denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer, principal financial officer and the three other executive officers whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions and the limited transition relief provided under the Tax Cuts and Jobs Act.

Section 409A. To the extent applicable, it is intended that the 2022 LTIP and any awards made under the 2022 LTIP either be exempt from, or, in the alternative, comply with the provisions of Code Section 409A, including the exceptions for stock rights and short-term deferrals. The Company intends to administer the 2022 LTIP and any awards made thereunder in a manner consistent with the requirements of Code Section 409A.

EQUITY COMPENSATION PLAN INFORMATION

This table contains information as of December 31, 2021 about the Company’s equity compensation plans, all of which have been approved by the Company’s stockholders.

	Number of common shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of common shares remaining available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by stockholders	1,575,206(1)	9.14(2)	1,224,480(3)
Equity compensation plans not approved by stockholders	-	N/A	-
	1,575,206	9.14	1,224,480

(1) Includes an aggregate of 491,239 restricted shares that were not vested as of December 31, 2021.

(2) Weighted-average exercise price of outstanding options excludes restricted shares.

(3) Represents shares of common stock authorized for issuance under the Prior LTIPs in connection with awards of stock options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units, dividend equivalents and other share-based awards.

For details on the shares outstanding and available for grant as of March 16, 2022, please see the “Run Rate and Dilution” section above.

Our board of directors recommends that you vote “FOR” the approval of the FreightCar America, Inc. 2022 Long-Term Incentive Plan.

GOVERNANCE OF THE COMPANY

Board Structure and Composition

Our certificate of incorporation provides for a classified board of directors consisting of three classes of the same or nearly the same number of directors.

●	William D. Gehl, Jesus Salvador Gil Benavides and Andrew B. Schmitt serve in Class II. Their terms will expire on the date of the Annual Meeting.

●	Elizabeth K. Arnold and James R. Meyer serve in Class III. Their terms will expire on the date of the annual meeting of stockholders to be held in 2023.

●	Malcolm F. Moore serves in Class I. His term will expire on the date of the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of each class of directors, directors of that class generally may be re-elected for a three-year term at the annual meeting of stockholders in the year in which their term expires. A director elected by the board of directors is designated upon his or her election as a Class I, Class II or Class III director, and serves a term that expires at the next annual meeting of stockholders after such director’s election. A director elected by the stockholders at an annual meeting of stockholders to succeed a director elected during the preceding year by the board of directors joins the same class as the replacement director whom he or she succeeds and serves a term that expires at the next annual meeting of stockholders at which the terms of the other directors of that director’s class are or would be scheduled to expire.

Each of our directors has signed a contingent resignation letter providing that if a majority of the votes of the shares in an uncontested election in which such director is a nominee are designated to be “withheld” from, or are voted “against,” the director’s election, and the board of directors accepts the contingent resignation letter following such election, the director’s resignation will be effective upon the acceptance of the resignation by the board of directors.

As disclosed in our Current Form on Form 8-K filed on October 19, 2020, the Company entered into an investor rights agreement (the “Investor Rights Agreement”) with Fasemex, Inc. (the “US Seller”), Fabricaciones y Servicios de México, S.A. de C.V. (“Fasemex Mexico”) and Agben de Mexico, S.A. de C.V. (“Agben” and, together with Fasemex Mexico, the “MX Sellers”, and the MX Sellers, together with the US Seller, the “Sellers”). Pursuant to the Investor Rights Agreement, the Sellers have the right to designate one nominee for election to the Company’s board of directors (the “Board”) for so long as the Sellers beneficially own in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock. The director nominee initially designated by the Sellers was Mr. Jesus Salvador Gil Benavides who was appointed by the Board to serve as a Class II director effective on October 23, 2020. Pursuant to the Investor Rights Agreement, Mr. Jesus Gil was also retained as the Vice President of Operations of the Company.

In addition, the Investor Rights Agreement provides the Sellers with the right to designate a non-voting observer to attend meetings of the Board and of committees of the Board, subject to customary limitations, for so long as the Sellers beneficially own, in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock. The non-voting board observer initially appointed was Mr. Alejandro Gil.

As also disclosed on our Current Report on Form 8-K, filed on October 19, 2020, in connection with the Credit Agreement (the “Term Loan Credit Agreement”) by and among the Company, as guarantor, FreightCar North America (together with the Company, the “Loan Parties”), CO Finance LVS VI LLC, as lender (the “Lender”), an affiliate of a corporate credit fund for which Pacific Investment serves as an investment manager, and U.S. Bank National Association, as disbursing and collateral agent (the “Agent”), the Company also entered into a warrant acquisition agreement (the “Warrant Acquisition Agreement”) with the Lender, which provides for the issuance of a warrant (the “Warrant”) to the Lender, allowing Lender to purchase a number of shares of the Company’s common stock, par value $0.01 per share, equal to 23% of the outstanding common stock on a fully-diluted basis at the time the Warrant is exercised. Pursuant to the Warrant Acquisition Agreement, for so long as the Lender or its affiliates hold (a) at least 50% of the Warrant or (b) at least 50% of the shares issuable pursuant to the exercise of the Warrant, the Lender shall be entitled to designate for recommendation to the Nominating and Corporate Governance Committee of the Board and, upon such recommendation, nomination by the Board one director to the Board and a non-voting observer. Each director designated by the Lender, including the initial director designee, must comply with the requirements of the charter for, and related guidelines of, the Nominating and Corporate Governance Committee of the Board. The Lender will provide, in writing, the name of the initial director nominee, who will be appointed to serve as a Class III director.

Our certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. Our certificate of incorporation also provides that our board of directors may fill any vacancy created by the resignation of a director or an increase in the size of the board of directors.

Nominees for election at this meeting for a term expiring in 2025

William D. Gehl, 75, has served as a director since May 2007 and as the Chairman of the Board of Directors since January 2013. He is a member of our audit and nominating and corporate governance committees. He is Chairman and owner of IBD of Southeastern Wisconsin, a distributor of automotive and other batteries. He was Chairman and Chief Executive Officer of Gehl Company, a publicly held manufacturer of compact construction equipment, from April 2003 until his retirement from that company in April 2009. Prior to that time, he was President and Chief Executive Officer of Gehl Company since November 1992, Chairman of Gehl Company since April 1996, and a director of Gehl Company since 1987. During the past six years, Mr. Gehl has been a member and Chairman of the board of directors of Astec Industries, Inc. (a publicly held manufacturer of road-building and construction equipment) and a member of the board of directors of Mason Wells, Inc. (a private equity investor). He brings to our board of directors, among other things, his background as the chief executive officer of a public company for over 17 years and general management, marketing and financial experience, as well as MBA and law degrees and his service on the audit committee of another public company (Astec Industries). He is a member of the Wisconsin and Florida state bars.

Jesus Salvador Gil Benavides, 58, has served as a director since October 2020. Mr. Gil has over 30 years of experience in metal fabrications, and over 20 years of experience in the railcar manufacturing industry. Prior to his appointment, Mr. Jesus Gil held various roles with Grupo Industrial Monclova, S.A. de C.V. (“Grupo Industrial”), a corporation operating in railcar manufacturing, offshore platform fabrication, mining, industrial gases and energy, from 2005 to 2017. These roles included Director of the Industrial Division, Chief Operating Officer and Chief Executive Officer. During this time, he also served as a member of Grupo Industrial’s board of directors. From 1997 to 2005, Mr. Jesus Gil worked for Trinity Industries de Mexico as Plant Manager at the Monclova plant and the General Manager of Monclova-Sabinas. In 2018, he finished a one-year Advanced Executive Management Program (AD-2) at the Instituto Panamericano de Alta Dirección de Empresa (IPADE) in Monterrey, Mexico. In 1988, he obtained a master’s degree in electrical engineering from Washington University, Saint Louis, Missouri, and in 1986 he received his bachelor’s degree in electronic engineering from the Instituto Tecnológico de Monterrey.

Rodger L. Boehm, 62, was nominated to serve as a Class II director by the Nominating and Corporate Governance Committee. Until his retirement in September 2017, Mr. Boehm was a senior partner at McKinsey & Company, Inc. He spent 31 years at the premier management consulting firm in a variety of roles with increasing responsibility, beginning in 1986. Mr. Boehm led client service for leading global institutions, primarily focused on Fortune 500 companies. His client service focused on long-term global growth and performance improvement, helping companies to significantly improve their cost, revenue and service performance. Mr. Boehm’s background in strategic leadership in the industrial sector ranges from developing a global growth strategy for an agricultural and construction equipment manufacturer to improving the enterprise marketing capabilities for a leading global industrial conglomerate. Before McKinsey, he was a quality control engineer with Jones & Laughlin Steel from 1982 to 1984. He currently serves on the boards of Meritor and Ruggable and was formerly a board member for Home Chef. Mr. Boehm earned a Bachelor of Science in materials engineering from Purdue University in 1982 and a Master of Business Administration from Harvard University in 1986.

Directors whose terms continue until 2024

Malcolm F. Moore, 71, has served as a director since March 2015 and is the chairman of our nominating and corporate governance committee and a member of our compensation committee. Mr. Moore will also serve on our audit committee following this year’s annual meeting. From July 2015 to June 2019, Mr. Moore served as Executive Vice President and Chief Operating Officer of Twin Disc, Inc., a publicly held global manufacturer and distributor of power transmission equipment for the marine, transportation and industrial business sectors. Between 2006 and 2015, he also served on the board of directors of Twin Disc, Inc. From June 2013 to June 2015, Mr. Moore served as the President and Chief Executive Officer of Digi-Star LLC, a global supplier of electronic components and software used in precision agriculture. From November 2011 to June 2013, Mr. Moore served as Chairman of Digi-Star. Prior to joining Digi-Star, Mr. Moore served as an advisor to Baird Capital Partners from June 2010 to November 2011. Between 1999 and 2010, Mr. Moore worked in a variety of executive roles at Gehl Company, a publicly held manufacturer of compact construction equipment, including serving as President and Chief Executive Officer from August 2009 to April 2010. Earlier in his career, Mr. Moore served in senior executive roles at Pangborn Corporation, an international manufacturer of blast media equipment used by manufacturers of metal products, and LINAC Holdings Inc., a manufacturer of specialized equipment used in steel production, industrial heat-treating, scientific research and product manufacturing. Mr. Moore currently serves on the board of directors of AG Growth International Inc., a manufacturer of equipment and digital solutions for agriculture and food processing. Having served as a senior executive for over 25 years, and as a board member for over 12 years, of companies in the manufacturing sector, Mr. Moore brings to our board extensive experience in leading complex heavy manufacturing organizations.

Directors whose terms continue until 2023

Elizabeth K. Arnold, 57, has served as a director since August 2019. She is a member of our audit and nominating and corporate governance committees and will serve on our compensation committee following this year’s annual meeting. Ms. Arnold served as the Senior Vice President, Chief Financial Officer and Treasurer of Houghton International, a specialty chemical company with international operations, from October 2014 to August 2019. From October 2012 to April 2014, Ms. Arnold served as the Chief Financial Officer of Physiotherapy Associates. Prior to joining Physiotherapy Associates, Ms. Arnold served as the Chief Financial Officer of Tyco Flow Control from April 2010 to September 2012. Between 2003 and 2010, Ms. Arnold worked as the Vice President, Corporate Financial Planning & Analysis at Tyco. Earlier in her career, Ms. Arnold served in numerous roles, including executive leadership positions, for General Electric, a global industrial company with products and services ranging from aircraft engines, power generation and oil and gas production to medical imaging. Ms. Arnold also serves as a member of the board of directors and audit committee of Innospec Inc. (NASDAQ: IOSP). She brings to our board of directors, among other things, extensive corporate finance and public accounting experiences, as well as a wealth of operational knowledge. Ms. Arnold possesses a B.S. in economics from the University of Alabama.

James R. Meyer, 60, was appointed as our President and Chief Executive Officer effective July 31, 2017, and has served as a director since that date. Mr. Meyer has over 30 years of experience in the heavy equipment, automotive and consumer goods industries. He became Chairman of the Board of Commercial Specialty Truck Holdings, LLC, a commercial truck manufacturer, in 2015 and continues to serve in this capacity. From 2012 to 2015, he served as Chief Operating Office of Allied Specialty Vehicles, Inc., a manufacturer of specialty vehicles for fire and emergency, commercial and recreation segments. Prior to that, Mr. Meyer held various leadership positions at Brunswick Corporation from 2006 to 2012. Mr. Meyer also spent 16 years at Ford Motor Company where he held various executive positions. Mr. Meyer brings to the board his broad leadership experience from serving in management and directorship roles in the automotive and manufacturing industries. Mr. Meyer has an MBA from the University of Michigan, and graduate and undergraduate degrees in engineering from the Massachusetts Institute of Technology and University of Michigan, respectively.

Director whose term expires at the Annual Meeting

Andrew B. Schmitt, 73, has served as a director since October 2012 and is the chairman of our compensation committee and a member of our nominating and corporate governance committee. He was the Chief Executive Officer of Layne Christensen Company, which provides water management, construction and drilling services and related products to water, mineral and energy markets, from October 1993 to January 2012, and President of that company from October 1993 to September 2011. From October 1993 until June 2012, he also served as a director of Layne Christensen. Since September 2003, Mr. Schmitt has been a director of Euronet Worldwide Inc., which provides payment and transaction processing and distribution solutions to financial institutions, retailers, service providers and consumers, and currently serves on that board’s audit, compensation and nominating and corporate governance committees. Prior to his service at Layne Christensen, Mr. Schmitt was a Division President for Baker Hughes Incorporated and NL Industries Inc. as well as General Manager and Controller for Dorsey Corp. and Hoover Universal, Inc. Having served as a chief executive officer for over 18 years, Mr. Schmitt brings to our board extensive experience in leading complex global organizations.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Stockholders and third parties may communicate with our board of directors by writing to our board of directors at FreightCar America, Inc., 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606, Attention: Chairman of the Board of Directors.

Audit Committee. Our audit committee currently consists of Ms. Arnold and Messrs. Moore and Gehl and Ms. Arnold currently serves as the chairperson. Following the date of our Annual Meeting, Mr. Boehm will join the audit committee. The audit committee oversees our financial reporting processes and provides oversight on behalf of the board of directors to the Company’s internal accounting and financial controls, accounting principles and auditing practices to be employed in the preparation and review of our financial statements. The audit committee appoints the independent registered public accountants to audit our annual financial statements and the scope of and plans for the audit to be undertaken by such accountants. The audit committee pre-approves the audit services and permissible non-audit services to be performed by such accountants and takes appropriate actions to ensure the independence of such accountants. The audit committee is also responsible for approving related-party transactions. Our board of directors has determined that Ms. Arnold and Messrs. Moore, Gehl and Boehm meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of the NASDAQ Global Market (“NASDAQ”) and the rules and regulations of the SEC. Each of Ms. Arnold and Messrs. Moore, Gehl and Boehm has been determined to be an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and each is “independent” as defined in the applicable listing standards for audit committee members.

The audit committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The audit committee has established and regularly monitors procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters. The audit committee met four times during 2021.

Compensation Committee. Our compensation committee currently consists of Ms. Arnold and Messrs. Moore and Schmitt. Mr. Schmitt currently serves as the chairman. Mr. Schmitt will serve as chairman and as a member of the compensation committee until the date of our Annual Meeting of stockholders this year, at which time Mr. Moore will become the interim chairman of the compensation committee and Mr. Boehm will join the compensation committee. The purpose of our compensation committee is to: (a) oversee our compensation and employee benefit plans and practices, including compensation risk analysis; (b) produce annually a report on executive compensation for inclusion in our proxy statement, in accordance with all applicable rules and regulations; and (c) oversee regular succession planning and professional development for the Chief Executive Officer (“CEO”) and other senior executive officers. Our board of directors has determined that Ms. Arnold and Messrs. Moore, Schmitt and Boehm meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of NASDAQ

(including the enhanced independence requirements for compensation committee members) and the rules and regulations of the SEC. In addition, each of Ms. Arnold and Messrs. Moore, Schmitt and Boehm is an “outside director,” as defined in Code Section 162(m), and each of Ms. Arnold and Messrs. Moore, Schmitt and Boehm is a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act.

The compensation committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The compensation committee met four times during 2021.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee consists of Ms. Arnold and Messrs. Gehl, Moore and Schmitt. Mr. Moore serves as the chairman. Mr. Schmitt will serve as a member of the compensation committee until the date of our Annual Meeting of stockholders this year. The purpose of our nominating and corporate governance committee is to: (a) identify individuals qualified to become board members, consistent with criteria approved by the board of directors; (b) recommend to the board of directors nominees for the board of directors; (c) recommend to the board of directors nominees for each committee of the board of directors; (d) recommend to the board of directors and review annually the Corporate Governance Guidelines and the Code of Business Conduct and Ethics; (e) review annually the independence qualifications of the board members and nominees; and (f) review potential conflicts of interest and violations of the Code of Business Conduct and Ethics. Our board of directors has determined that Ms. Arnold and Messrs. Gehl, Moore and Schmitt meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of NASDAQ and the rules and regulations of the SEC.

The nominating and corporate governance committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The nominating and corporate governance committee met three times during 2021.

Environmental, Social and Governance

Consistent with our vision, we remain committed to growing our business in a sustainable and socially responsible manner. Over the past year, we have reviewed recent trends relating to environmental, social and governance (“ESG”) topics and disclosure, including regulatory developments in the United States. As a result of this review, we have retained the services of an outside consultant to guide our company on the path forward for ESG program development and implementation and related governance policies in alignment with our mission and vision. Over the course of the next year, the Nominating and Corporate Governance Committee will oversee efforts to identify and prioritize ESG topics that are material to our business, shareholders, and stakeholders to improve the company’s ESG performance, including through transparent ESG practices and disclosures. The Nominating and Corporate Governance Committee will continue to exercise primary oversight responsibility for our ESG efforts.

Independence of Directors

The board of directors has determined that four of our six current directors, Ms. Arnold and Messrs. Gehl, Moore, Schmitt are, and Mr. Boehm will be, “independent directors” as defined in NASDAQ Listing Rule 5605 and as defined in applicable rules by the SEC. NASDAQ Listing Rule 5605 requires that a majority of our board of directors be composed of independent directors and that certain of our committees be composed solely of independent directors. Our independent directors hold meetings in executive session, at which only independent directors are present.

Board Leadership Structure

Our board of directors strongly endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the CEO. However, the board of directors does not believe that mandating a particular structure, such as a separate Chairman of the Board and CEO, is necessary to achieve effective oversight. The board of directors retains the right to exercise its judgment to combine or separate the roles of Chairman of the Board and CEO. Currently, the offices of Chairman of the Board and CEO are held by separate persons because the board of directors has determined that this structure aids in the oversight of management and is currently in the best interests of the Company and its stockholders.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our CEO and Chief Financial Officer. A copy of the Code of Business Conduct and Ethics is available on our website, www.freightcaramerica.com.

We intend to disclose on our website at www.freightcaramerica.com any amendments to or waivers from our Code of Business Conduct and Ethics applicable to any of our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Under the Code of Business Conduct and Ethics, the board of directors, its committees and the non-employee directors have the right at any time to retain independent outside financial, legal or other advisors as they deem necessary, without the necessity of consulting with or obtaining prior approval of any officer of the Company.

Anti-Corruption Policy

We have adopted an Anti-Corruption Policy in an effort to ensure that we comply with the U.S. Foreign Corrupt Practices Act and other anti-bribery laws. The Anti-Corruption Policy is applicable to us (including our U.S. and non-U.S. subsidiaries, affiliates and joint ventures) and to all of our personnel (including officers, directors, employees, agents, consultants and other representatives and intermediaries acting on our behalf).

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, our board of directors is responsible for monitoring and overseeing the Company’s approach to risk assessment and risk management. The board of directors has the ultimate responsibility in this area. The board of directors has delegated the responsibility for overseeing financial risks to the audit committee and compensation-related risks to the compensation committee. Where appropriate, the board of directors may delegate risk oversight responsibility in other specific areas to board committees.

The board of directors requires management to ensure that an appropriate approach to risk management is implemented as part of the day-to-day operations of the Company. The board of directors further requires that management design internal control systems with a view to identifying and managing the material risks in the following categories:

●	core business and strategy risks;

●	operational and commercial risks;

●	regulatory risks;

●	legal and contractual risks;

●	compensation-related risks; and

●	financial risks.

In fulfilling its responsibilities delegated by the board of directors as described above, on a periodic basis (but not less often than annually), the audit committee reviews and discusses with management and our internal audit function the Company’s significant financial risk exposures and establishes an annual review schedule, which includes periodic financial reviews, internal control assessments and reviews of specific risk areas. The audit committee receives periodic updates from management and our internal audit function as per the annual schedule and as necessary based on subsequent determinations. The audit committee reports its activities to the full board of directors on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the audit committee may deem necessary or appropriate. The audit committee believes that in addition to its own deliberations and assessment of potential risks, the advice and recommendations of its independent auditor provide important objective guidance in this area.

In fulfilling its responsibilities delegated by the board of directors as described above, on a periodic basis (but not less often than annually), the compensation committee reports its activities to the full board of directors on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the compensation committee may deem necessary or appropriate.

Director Nomination Process

The nominating and corporate governance committee of our board of directors considers candidates to fill new directorships created by expansion and vacancies that may occur and makes recommendations to the board of directors with respect to such candidates. The nominating and corporate governance committee considers all relevant qualifications of candidates for board membership, including factors such as industry knowledge and experience, public company, academic or regulatory experience, financial expertise, current employment and other board memberships, and whether the candidate will be independent under the listing standards of NASDAQ. In addition, in accordance with the Company’s corporate governance guidelines, as part of the nomination process the nominating and corporate governance committee considers the diversity of the candidate and the diversity of the board of directors as a whole, including but not limited to factors such as background, experience, expertise, perspective, age, gender and ethnicity.

The nominating and corporate governance committee evaluates each individual in the context of the board of directors as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. The nominating and corporate governance committee evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s overall service to us during his or her term and any relationships and transactions that might impair such director’s independence.

The number of members of our board of directors is currently fixed at six directors. The nominating and corporate governance committee continues to evaluate the current size and the composition of the board of directors.

Our by-laws provide that nominations for the election of directors at our annual meeting may be made by our board of directors or any stockholder entitled to vote for the election of directors generally who complies with the procedures set forth in the by-laws and who is a stockholder of record at the time notice is delivered to us. Any stockholder entitled to vote in the election of directors generally may nominate a person for election to the board of directors at our annual meeting only if timely notice of such stockholder’s intent to make such nomination has been given in writing to our Chief Financial Officer at our offices at 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606. Any recommendations received from stockholders will be evaluated by the nominating and corporate governance committee in the same manner that potential director nominees suggested by board members, management or other parties are evaluated.

To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the first anniversary of the previous year’s annual meeting; provided, however, that in the event less than 30 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Communications with Directors

Stockholders and third parties may communicate directly with our independent directors by writing to our independent directors at:

FreightCar America, Inc.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

Attention: Chairman of the Board of Directors

Communications are distributed to the independent directors, or to any individual directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors be excluded from communications to the board of directors, such as product complaints, product inquiries, new product suggestions, résumés and other forms of job inquiries, surveys and business solicitations or advertisements.

Director Attendance at Meetings

Directors are encouraged to attend all annual and special meetings of our stockholders. During 2021, the board of directors held six meetings. Each of our directors then serving attended 100% of the aggregate number of meetings of the board of directors and meetings of those committees on which he or she served during 2021. All of our directors then serving attended the 2021 annual meeting of stockholders.

Director Compensation

For a discussion of director compensation, see the section of this proxy statement entitled “Director Compensation.”

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 31, 2021 (except as indicated below) by:

●	all persons known by us to own beneficially 5% or more of our outstanding common stock;

●	each of our directors and director nominees;

●	each of the NEOs listed in the “Executive Compensation—Summary Compensation Table” section of this proxy statement; and

●	all of our directors, director nominees and executive officers as a group.

Unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares of common stock beneficially owned by such stockholder.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Approximate Percent of Class(1)
Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, California 92660	7,473,651 (2)	32.5%
Michael Gorzynski 595 Madison Avenue, 29th Floor New York, NY 10022	1,411,951 (3)	8.9%
DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS:
Elizabeth K. Arnold	75,719	*
William D. Gehl	114,828	*
Malcolm F. Moore	91,786	*
Andrew B. Schmitt	133,351	*
James R. Meyer	791,669 (4)	4.96%
Terence R. Rogers	127,000	*
W. Matthew Tonn	150,554	*
Jesus Salvador Gil Benavides	989,673 (5)	6.21%
All directors, director nominees and executive officers as a group (8 persons)	2,474,580	15.52%

*	= less than 1%

[1]

“Beneficial ownership” means any person who, directly or indirectly, has or shares voting or investment power with respect to a security or has the right to acquire such power within 60 days. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 31, 2021 are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 15,947,228 shares of our common stock outstanding as of December 31, 2021.

[2]

Based on the information in Schedule 13D/A filed by Pacific Investment Management Company LLC (“PIMCO”) with the SEC on January 7, 2022. The Schedule 13D/A discloses that PIMCO beneficially owns (i) 407,958 shares of Company common stock, (ii) a warrant exercisable for an indeterminate number of shares equal to 23% of the outstanding shares of the Company’s common stock on a fully-diluted basis (including shares reserved for issuance under the Company’s equity plans) on the date the warrant is exercised and (iii) a warrant exercisable for an indeterminate number of shares equal to 5.0% of the outstanding shares of the Company’s common stock on a fully-diluted basis (including shares reserved for issuance under the Company’s equity plans) on the date the warrant is exercised. The amount referred to in clause (i) above is estimated based on 19,276,464 outstanding shares of common stock of the Company on a fully-diluted basis as of December 30, 2021, as provided by the Company to PIMCO, assuming hypothetically that the warrants were exercised on such date. The amount referred to in clause (ii) above is estimated based on 24,847,977 outstanding shares of common stock of the Company on a fully-diluted basis as of December 30, 2021, as provided by the Company to PIMCO, assuming hypothetically that the warrants were exercised on such date. The Schedule 13D/A discloses that PIMCO has sole voting power with respect to 7,473,651 shares and sole dispositive power with respect to 7,473,651 shares.

[3]

Based on the information in Schedule 13G/A filed by Percy Rockdale LLC (“Percy Rockdale”), Continental General Insurance Company (“CGIC”), Continental General Insurance Company (“CGIC”), Continental Insurance Group, Ltd. (“CIG”), Continental General Holdings LLC (“CGH”), and Michael Gorzynski (“Mr. Gorzynski”) with the SEC on February 4, 2022. As of December 31, 2021, Percy Rockdale beneficially owned 10,000 shares of common stock and CGIC beneficially owned 1,401,951 shares of common stock. As the sole owner of CGIC, CIG may be deemed to beneficially own the 1,401,951 shares of common stock held by CGIC. As the sole owner of CIG, CGH may be deemed to beneficially own the 1,401,951 shares of common stock held by CGIC. As the sole Manager of Percy Rockdale and as a manager and Executive Chairman of CGH, Mr. Gorzynski may be deemed to beneficially own 1,411,951 shares of common stock, consisting of: (i) the 10,000 shares of common stock beneficially owned by Percy Rockdale and (ii) the 1,401,951 shares of common stock beneficially owned by CGIC. The address of the principal office for Percy Rockdale and Mr. Gorzynski is 595 Madison Avenue, 29th Floor, New York, NY 10022. The principal business address for each of CGIC, CIG and CGH is 11001 Lakeline Blvd., Ste. 120, Austin, TX 78717.

[4]

The figure shown includes 350,000 performance-based stock options featuring a vesting schedule whereby the stock options will vest if the average closing price per share of the Company's stock over the previous 90 calendar days (the "Threshold Stock Price") exceeds the closing price per share of the Company's stock on July 31, 2017 (the "July Reference Stock Price") as follows: 34% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $5.00; another 33% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $10.00; and the remaining 33% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $15.00. Such stock price appreciation goals can be achieved at any point during the options' ten-year contractual term.

[5]

The figure shown includes 640,603 shares owned by Fabricaciones y Servicios de México, S.A. de C.V., a corporation in which Jesus Salvador Gil Benavides owns 33% of the equity interests, and therefore is deemed to have voting and dispositive power over 33% of the shares held by such entity. Fabricaciones y Servicios de México, S.A. de C.V., which is owned by Jesus Salvador Gil Benavides, Alejandro Gil and Salvador Gil, owns a total of 1,941,221 shares of common stock of the Company. The principal address for Fabricaciones y Servicios de México, S.A. de C.V. is Carretera 57 Km 178 Castaños Coahuila, 25780 Mexico. This figure also includes 316,013 shares owned by Agben de Mexico, S.A. de C.V., a corporation in which Jesus Salvador Gil Benavides owns 99% of the equity interests, and therefore is deemed to have voting and dispositive power over the securities held by such entity. The principal address for Agben de Mexico, S.A. de C.V. is Carretera 57 Km 178 Int B Castaños Coahuila, 25780 Mexico. This figure also includes 33,057 shares owned directly by Jesus Salvador Gil Benavides.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning each of our current executive officers:

Name	Age	Position(s)
James R. Meyer	60	President, Chief Executive Officer and Director
Michael A. Riordan	37	Vice President, Finance, Chief Financial Officer and Treasurer
W. Matthew Tonn	56	Chief Commercial Officer
Jesus Salvador Gil Benavides	58	Vice President of Operations

James R. Meyer, 60, was appointed as our President and Chief Executive Officer effective July 31, 2017, and has served as a director since that date. Mr. Meyer has over 30 years of experience in the heavy equipment, automotive and consumer goods industries. He became Chairman of the Board of Commercial Specialty Truck Holdings, LLC, a commercial truck manufacturer, in 2015 and continues to serve in this capacity. From 2012 to 2015, he served as Chief Operating Office of Allied Specialty Vehicles, Inc., a manufacturer of specialty vehicles for fire and emergency, commercial and recreation segments. Prior to that, Mr. Meyer held various leadership positions at Brunswick Corporation from 2006 to 2012. Mr. Meyer also spent 16 years at Ford Motor Company where he held various executive positions. Mr. Meyer brings to the board his broad leadership experience from serving in management and directorship roles in the automotive and manufacturing industries. Mr. Meyer has an MBA from the University of Michigan, and graduate and undergraduate degrees in engineering from the Massachusetts Institute of Technology and University of Michigan, respectively.

Michael A. Riordan, 37, was appointed as our Chief Financial Officer and Treasurer, effective March 21, 2022. Mr. Riordan joined the Company in November 2020 and served as our Chief Accounting Officer and Controller until his promotion to Chief Financial Officer. He has over 15 years of experience in finance, accounting and operations. Prior to joining the Company, Mr. Riordan was Controller at InnerWorkings from 2017 to 2020. Prior to joining InnerWorkings, Mr. Riordan served in several financial management positions at Zekelman Industries, from 2013 to 2017. Mr. Riordan also held various positions at PricewaterhouseCoopers. He holds a bachelor’s degree in Accounting and Finance from Miami University and is a Certified Public Accountant.

W. Matthew Tonn, 56, was appointed as our Chief Commercial Officer effective September 30, 2019. Mr. Tonn has over 30 years of commercial and operations experience in the railroad industry. Prior to joining the Company, Mr. Tonn served as the Vice President, Sales and Marketing of Westinghouse Air Brake Technologies Corporation’s (“WABTEC”) Train Control, Signaling and Analytics Group from May 2017 to September 2019 and as a regional Vice President, Sales and Marketing of WABTEC from October 2008 to May 2017. His earlier work experience includes various sales and marketing positions at Standard Car Truck, Co., National Castings/ABC NACO and VP Sale & Marketing / Equity Partner of ZefTek, Inc.

Jesus Salvador Gil Benavides, 58, was appointed as our Vice President of Operations on October 26, 2020. Mr. Gil over 30 years of experience in metal fabrications, and over 20 years of experience in the railcar manufacturing industry. Prior to his appointment, Mr. Jesus Gil held various roles with Grupo Industrial Monclova, S.A. de C.V. (“Grupo Industrial”), a corporation operating in railcar manufacturing, offshore platform fabrication, mining, industrial gases and energy, from 2005 to 2017. These roles included Director of the Industrial Division, Chief Operating Officer and Chief Executive Officer. During this time, he also served as a member of Grupo Industrial’s board of directors. From 1997 to 2005, Mr. Jesus Gil worked for Trinity Industries de Mexico as Plant Manager at the Monclova plant and the General Manager of Monclova-Sabinas. In 2018, he finished a one-year Advanced Executive Management Program (AD-2) at the Instituto Panamericano de Alta Dirección de Empresa (IPADE) in Monterrey, Mexico. In 1988, he obtained a master’s degree in electrical engineering from Washington University, Saint Louis, Missouri, and in 1986 he received his bachelor’s degree in electronic engineering from the Instituto Tecnológico de Monterrey.

COMPENSATION OVERVIEW

We qualify as a “smaller reporting company,” as defined in Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because our public float was less than $250,000,000 as of the last business day of our most recently completed second fiscal quarter. We have elected to provide in this proxy statement certain scaled disclosures as permitted under the Exchange Act for smaller reporting companies. Therefore, we do not provide in this proxy statement a compensation discussion and analysis or a compensation committee report, compensation and risk and chief executive officer pay ratio disclosures, among other disclosures.

For the year ended December 31, 2021, our named executive officers (“NEOs”) were:

•
James R. Meyer, President and Chief Executive Officer;
•
Terence R. Rogers, Former Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary; and
•
W. Matthew Tonn, Chief Commercial Officer.

As previously disclosed, on March 21, 2022, the Company announced that it appointed Mr. Riordan as its Vice President, Finance, Chief Financial Officer and Treasurer, effective March 21, 2022. Mr. Riordan succeeds Mr. Rogers, who served as Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary for the Company until March 21, 2022, at which time he became a non-executive employee of the Company and served in an advisory role for a transition period. Mr. Riordan previously served as the Company’s Chief Accounting Officer and Controller from November 2020 until his recent promotion to Chief Financial Officer.

The following sections discuss the material factors involved in the Company’s decisions regarding the compensation of the Company’s NEOs during 2021. We made these compensation decisions in order to ensure continued alignment of executive compensation and Company performance. The specific amounts paid or payable to the NEOs are disclosed in the tables and narrative in the section of this proxy statement entitled “Executive Compensation.” The following discussion cross-references those specific tabular and narrative disclosures where appropriate.

Stockholder Engagement

Our Say on Pay Vote at the 2021 annual meeting of stockholders received 89% support from our stockholders, an increase from 43.3% at the 2020 annual meeting of stockholders. Our board of directors views the increase in support as an indication that our expanded engagement in the months leading up to our compensation committee’s meeting in March 2021 was needed and helped us to ensure we are being responsive to our stockholders’ views on our compensation program.

Below is a summary of what we heard from our stockholders and how we responded to their feedback:

What We Heard	How We Responded
Investors said they would appreciate additional rationale behind the retention awards and transaction bonuses

As disclosed in our 2020 proxy statement, in 2019, during a period of extreme uncertainty and transformation for the Company, certain members of our management team received retention bonuses. The primary purpose of the special retention program was to enhance and protect stockholder value by ensuring the continuity and stability of our management team through the uncertain times, while also incentivizing the management team to pursue the most advantageous opportunities to maximize stockholder value. Our executives had received substantially below-market compensation for the past several years, in part because our performance had not generally resulted in payouts of incentive compensation. As such, the board of directors was particularly concerned that key executives would

What We Heard	How We Responded

be vulnerable for poaching from our competitors and other industries. Accordingly, the retention bonuses were introduced to address this concern.

To ensure that the retention payments did not unjustly reward any management team member, the retention payments were subject to a full clawback by the Company if the executive voluntarily terminated employment with the Company or was terminated for cause before the earlier of the consummation of a Successful Transaction, i.e., a change in control of the Company or a financing transaction satisfying certain parameters, or 12 months from the date of payment in 2019.

Also as previously disclosed in our 2020 proxy statement, in late 2019, our NEOs received transaction bonus opportunities tied to the consummation of a Successful Transaction. Given market volatility, the additional responsibility placed on management in the event of a Successful Transaction was anticipated to require a commitment of substantial additional time, above and beyond each executive’s day-to-day responsibilities. The Successful Transaction bonuses were intended to motivate and incentivize the management team to pursue a Successful Transaction, thereby further aligning the interests of management with those of stockholders. Please see “Elements of Executive Compensation—Change in Control and Post-Employment Benefits—Successful Transaction Bonus Awards” for additional detail regarding these bonus opportunities and the bonus payouts, which occurred in November 2020 in connection with the funding of $40 million in incremental financing for the Company pursuant to the Term Loan Credit Agreement.

Investors said they would appreciate some additional disclosure about our metrics and goals

Historically, our annual cash incentive program primarily utilized financial metrics that the compensation committee, with input from our CEO, had determined were appropriately linked to stockholder value creation. However, for 2018 – 2021, the compensation committee determined that basing the annual cash incentive program on the attainment of strategic restructuring metrics was more appropriate for the Company in light of the ongoing transformative efforts. In addition, for 2020 and 2021, the COVID-19 pandemic further intensified the importance of attainment of these restructuring metrics. Accordingly, the performance objectives underlying our annual cash incentive program for 2021 continue to be based on achieving fixed and variable cost reduction, realignment of the manufacturing footprint around Mexico, and other transformational goals.. Please see “Executive Summary—Annual Incentive Compensation” and “Elements of Executive Compensation—Annual Incentive Program” below for additional detail regarding our 2021 annual incentive program.

Investors said they would like to see additional disclosure about the Company’s transformation and how that relates to pay

As noted above and as further discussed under “Elements of Executive Compensation—Change in Control and Post-Employment Benefits—Successful Transaction Bonus Awards,” Mr. Meyer and Mr. Tonn had the opportunity to earn Successful Transaction bonuses based on the attainment of certain strategic performance goals. Such bonuses were earned in November 2020 upon the Company securing $40 million in incremental financing pursuant to the Term Loan Credit Agreement.

In addition, our annual cash incentive program for 2021 continues to consist primarily of objective performance goals tied directly to the Company’s transformational efforts. Please see “Executive Summary—Annual Incentive Compensation” and “Elements of Executive Compensation—Annual Incentive Program” below for additional detail.

We intend to continue engaging with our stockholders and reviewing our compensation and governance practices in the future.

Executive Summary

Our NEO compensation program is designed to attract, motivate and retain the individuals we need to drive business success. We believe that our executives should act in the long-term interests of our stockholders. Therefore, we pay a significant portion of total compensation to our executives in the form of short-term incentive-based cash compensation and long-term performance-based equity compensation. Our compensation programs also are closely tied to performance, with incentive compensation varying in accordance with objectively determinable Company performance measures.

With the assistance of our independent compensation consultant, the compensation committee took the following actions with respect to the base salary and annual and long-term incentive compensation programs for our NEOs in 2021:

●

Base compensation. Following a presentation on its NEO compensation benchmarking analysis by our independent compensation consultant, Exequity LLP (“Exequity”), at our compensation committee’s August 2021 meeting, the committee approved base salary increases for Mr. Meyer (from $500,000 to $565,000) and for Mr. Tonn (from $310,000 to $335,000) to better align each NEO’s base compensation with the Company’s compensation comparator group. No adjustments were made to Mr. Rogers’ base salary during 2021. Future base salary adjustments for each NEO will be considered by the compensation committee on an annual basis.

●

Annual incentive compensation. Historically, our annual cash incentive program primarily utilized financial metrics that the compensation committee, with input from our CEO, had determined were appropriately linked to stockholder value creation. However, for 2018 – 2021, the compensation committee determined that basing the annual cash incentive program on the attainment of strategic restructuring metrics was more appropriate for the Company in light of its ongoing transformative efforts. In addition, for 2021, the ongoing COVID-19 pandemic continued to intensify the importance of attaining these restructuring metrics. Accordingly, the performance objectives underlying our annual cash incentive program for 2021 were based on achieving fixed and variable cost reduction, backlog increase, further quality improvement, and other transformational goals. Due to the Company’s actual performance compared to the goals previously approved by the compensation committee and the board of directors, the compensation committee and the board of directors approved payouts under the 2021 annual incentive program at 92% of target.

●

Long-term incentive compensation. In January 2021, our board of directors, at the recommendation of the compensation committee, approved awards to Mr. Meyer and Mr. Tonn of time-based restricted shares and time-based stock options, with each form of award comprising approximately 50% of the target long-term incentive opportunity for each NEO. In addition, in January 2021, the board of directors, acting on the recommendation of the compensation committee, granted special equity awards, subject to a mix of service and performance vesting conditions, to all U.S. and select Mexican employees, with the intention of further aligning our employees’ interests with those of our stockholders and encouraging the continued retention and motivation of our employees. Mr. Meyer and Mr. Tonn each received an award of cash-settled stock options as part of the program.

The compensation committee also approved a sign-on award to Mr. Rogers, in connection with his appointment as permanent Chief Financial Officer, of time-vested restricted shares and time-vested stock options.

When designing our fiscal year 2021 NEO compensation program, the compensation committee considered the Company’s fiscal year 2021 budget and financial performance expectations with respect to the annual and long-term incentive plans to ensure a strong link between compensation and performance. The compensation committee believes that its actions were balanced in terms of containing costs, calibrating compensation with performance expectations and the degree of difficulty associated with achieving performance goals, and retaining and motivating our NEOs.

Compensation Committee’s Processes and Procedures for Consideration

General Authorities and Responsibilities

The compensation committee, consulting with its independent compensation consultants, and with management as necessary, reviews and recommends for approval by the board of directors our general policies relating to senior management compensation and oversees the development and implementation of such compensation programs. The compensation committee, consulting with its independent compensation consultant and with management as necessary, reviews and approves, or recommends for ratification by the board of directors, senior management compensation, including, to the extent applicable, (a) salary, bonus and incentive compensation levels, (b) equity compensation, (c) employment agreements, severance arrangements and change in control agreements/provisions, in each case as, when and if appropriate, and (d) other forms of senior management compensation. The compensation committee meets without the presence of senior management when approving or deliberating on CEO compensation but may, in its discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other senior management compensation.

The compensation committee, as a committee or together with the independent members of the board of directors, periodically reviews and approves corporate goals and objectives relevant to senior management compensation and evaluates the CEO’s performance in light of those goals and objectives. The compensation committee recommends for ratification by the board of directors the CEO’s compensation levels taking into account this evaluation. The compensation committee periodically reviews and makes recommendations to the board of directors with respect to director compensation for non-employee members of the board of directors and its committees. The compensation committee may consider the accounting and tax treatment to the Company and to senior management of each particular element of compensation.

The compensation committee reports as necessary to the board of directors its plan for succession of the CEO and other senior executives in the event that any of such officers retires, is disabled or is otherwise unable to fulfill his or her duties.

Oversight of Compensation Plans

The compensation committee oversees, periodically reviews and makes recommendations to the board of directors with respect to stock incentive plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The compensation committee has the power and authority under its charter to oversee these plans, establish guidelines, interpret plan documents, select participants, approve grants and awards and exercise discretion (as provided in its charter) as may be permitted or required under such plans. The compensation committee may also undertake such additional activities within the scope of its primary function as the board of directors or the compensation committee may from time to time determine or as may otherwise be required by law, the board of directors or our charter or by-laws.

Compensation Consultant

The compensation committee has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors as it deems appropriate or necessary. The compensation committee has the authority to conduct or authorize investigations into any matter within its scope of responsibilities, and retain, at our expense, such independent counsel, compensation consultant or other consultants and advisors as it deems necessary. The compensation committee reviews and assesses at least annually the adequacy of the compensation committee charter and recommends any proposed changes to the board of directors for approval. The compensation committee also annually reviews its own performance.

In March 2021, Exequity replaced Korn Ferry as the independent compensation consultant to the compensation committee. During 2021, the compensation committee received independent compensation consulting advice from Exequity, including advice on executive compensation levels and incentive plan design work relating to the NEOs and other individuals who report directly to the CEO. From time to time, Exequity also provides specific consulting services in areas that include market surveys of executive compensation, external trends, compensation program design, and position-specific compensation information as necessary.

The compensation committee has the sole authority to retain an independent compensation consultant to be used to assist in its evaluation of director and/or senior management compensation and has the sole authority to terminate the consultant and approve the consultant’s fees and other retention terms. The compensation committee has reviewed the independence of Exequity in light of SEC rules and NASDAQ listing standards regarding compensation consultants and has concluded that Exequity’s work for the compensation committee does not raise any conflict of interest.

Compensation Philosophy and Objectives

The compensation committee has adopted, and periodically reviews, an executive compensation philosophy statement. This statement sets forth the Company’s values and beliefs regarding the nature of its executive compensation strategy and programs. The purpose of our philosophy is twofold: to serve as a link between the interests of the Company’s stockholders and its compensation arrangements, and to serve as a framework for program design and assessment. The application of these values and beliefs reflects and takes into account a broad business context. Business judgment is brought to bear to determine the appropriate application of these values and beliefs in each circumstance. Moreover, the application of these values and beliefs solely in a mechanistic fashion is neither appropriate nor desirable. In periodically reviewing the executive compensation philosophy statement, the compensation committee will revise it as necessary to ensure that it is properly linked to the Company’s business strategies and to reflect changes to the Company’s business operations and goals as well as external market conditions.

Our compensation program is designed to attract, motivate and retain the highly talented individuals that the Company needs to drive business success. The program reflects the following principles:

●

Company employees should act in the interests of the Company’s stockholders. We believe that the best way to encourage our employees to act in the long-term interests of the Company’s stockholders is through an equity stake in the Company. We pay a significant portion of total compensation to executives and certain other key employees in the form of long-term performance-based equity compensation, such as performance-based stock options, stock options and restricted shares. The Company’s goal is to have compensation programs that maintain alignment with stockholder interests by encouraging each employee to think and act like an owner of the business. Our industry is cyclical. Executives must manage this cycle by diversifying our product and service offerings, maintaining low costs and other measures.

●

Compensation should be related to Company performance. The Company’s compensation program endeavors to reinforce the Company’s business and financial objectives. Employee compensation will vary based on objectively determinable measures of Company performance. When the Company performs well based on financial measures, employees will receive greater incentive compensation. When the Company does not meet objectives, incentive awards will be reduced, potentially to zero.

●	Other goals. The Company’s compensation program is designed to balance short-term and long-term financial objectives.

Elements of Executive Compensation

Total compensation for each NEO is comprised of base salary, annual cash incentive awards, long-term equity awards, retirement and post-employment benefits, including severance protection, and other benefits. The various elements of executive compensation reflect the policies summarized below:

Element	Purpose
Base Salary

Base salary is comprised of periodic, fixed payments made to each NEO. Base salary is provided to each NEO in order to provide the NEO with a degree of financial certainty and to competitively compensate the NEO for rendering ongoing services to the Company. Competitive base salaries further the compensation program’s objectives by allowing the Company to attract and retain talented employees by providing a fixed portion of compensation on which employees can rely.

Annual Cash Incentive Awards

The primary purposes of the annual cash incentive program are to incentivize employees to achieve certain pre-determined performance objectives over the fiscal year that, among other things, are linked to stockholder value creation and to competitively reward employees for successfully achieving results.

Long-Term Incentive Awards

The primary purpose of the long-term incentive award program is to align employee and stockholder interests through equity instruments that incentivize employees to increase stockholder value, competitively reward employees for increasing stockholder value, and retain employees who are critical to stockholder value creation.

Post-Employment Benefits

In the event of certain qualifying terminations of employment, termination benefits provide NEOs (and other certain employees) with additional financial security, which we believe is necessary to attract and retain talented executives. We amended our executive severance plan in January 2022, as described in more detail below under “Severance Arrangements”.

Retention and Change in Control Benefits

We provide NEOs (and certain other executives) with certain retention and change in control benefits that we believe help minimize inherent conflicts of interest that may arise for executives in potential change in control transactions.

Base Salary

In general, the Company’s executive compensation philosophy is to provide base salaries at a level that allows the Company to attract and retain executives that have the ability and experience to manage the business, utilizing, in the aggregate, the median of a comparison group as a target for each specific executive officer position. Base salary may vary from the median in certain cases based on the executive officer’s skills and experience. For details about the Company’s process for establishing the comparison group median for executive officer positions, see the section of this proxy statement entitled “Compensation Overview—Elements of Executive Compensation—Determination of Compensation.” The objective is to reward executives with upside for superior performance through our annual and long-term incentive programs. The compensation committee considers base salary adjustments for each NEO on an annual basis.

The 2020 and 2021 base salaries of our NEOs are shown in the table below. The base salary amounts reflect those that were in effect on December 31 of the year presented.

NEO	2020 Base Salary	2021 Base Salary(1)	% Change as of September 1, 2021
James R. Meyer	$ 500,000	$ 565,000	13% increase
Terence R. Rogers	—	$ 325,000	—
W. Matthew Tonn	$ 310,000	$ 335,000	8% increase

(1)
Mr. Meyer and Mr. Tonn’s base salary increases became effective September 1, 2021. Mr. Rogers’ base salary became effective with his appointment as permanent Chief Financial Officer on February 15, 2021.

The amount of each NEO’s base salary is the reference point for certain other elements of the NEO’s compensation. For example, the potential annual cash incentive and long-term incentive award for each NEO is based, in part, on the NEO’s base salary. NEO cash severance benefits also are determined, in part, by base salary.

Annual Cash Incentive Awards

Annual incentive plan performance measures and goals are linked to the Company’s business plan. Performance goals are recalibrated each year based on that year’s budget, business plan, goals and other relevant considerations. For 2021, the ongoing COVID-19 pandemic continued to intensify the importance of attaining these restructuring metrics. Accordingly, the performance objectives underlying our annual cash incentive program for 2021 were based on achieving adjusted EBITDA goals (weighted 1/3 and not met), fixed and variable cost reduction and backlog increase goals (weighted 1/3 and met at 133% of target), and further quality improvement and other transformational goals (weighted 1/3 and met at 143%). In line with the Company’s pay-for-performance philosophy, certain adjustments were made by the Company to the fixed and variable cost reduction metric and the further quality improvement metric that were necessary due to a significant difference from the assumptions contained in the financial budget upon which the performance target was established. Due to the Company’s actual performance compared to the goals previously approved by the compensation committee and the board of directors, the compensation committee and the board of directors, as adjusted, approved payouts under the 2021 annual incentive program at 92% of target.

Long-Term Incentive Awards

The Company maintains the FreightCar America, Inc. 2018 Long Term Incentive Plan, which was amended and restated effective May 14, 2020 (the “2018 LTIP”), as well as the FreightCar America, Inc. 2005 Long Term Incentive Plan, which was amended and restated effective May 17, 2013 (the “2005 LTIP”, together with the 2018 LTIP, the “Prior LTIPs”). Under the Prior LTIPs, the Company may grant to NEOs and other eligible employees cash incentive awards, stock options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units, dividend equivalents and other share-based awards.

In January 2021, our board of directors, at the recommendation of the compensation committee, approved awards to our NEOs of time-based restricted shares and time-based stock options, with each form of award comprising approximately 50% of the target long-term incentive opportunity for each NEO. The compensation committee has granted stock options (and previously, SARs) in order to align the compensation of our NEOs more closely with increases in stockholder value over the long term and to provide, when combined with the other elements of compensation, market-competitive performance-based total compensation opportunities to our NEOs.

Also in January 2021, the board of directors, acting on the recommendation of the compensation committee, approved special equity awards to all U.S. employees and select Mexican employees, including Mr. Meyer and Mr. Tonn, of cash-settled stock options, subject to a mix of time and performance vesting conditions. Additionally, the compensation committee also approved a sign-on award to Mr. Rogers, in connection with his appointment as permanent Chief Financial Officer, of time-vested restricted shares and time-vested stock options.

The following table sets forth the number of equity incentive awards granted to each of our NEOs in 2021:

NEO	Cash-Settled Options	Options
				Restricted Shares
James R. Meyer	750,000	113,276	65,617
Terence R. Rogers	—	300,000	25,000
W. Matthew Tonn	300,000	49,162	28,478

Mr. Meyer’s and Mr. Tonn’s cash-settled option awards generally vest and become exercisable as follows, subject to each executive’s continued service through the applicable vesting date:

•
34% of the shares subject to each option will vest on the later of (i) the first anniversary of the grant date or (ii) the date that the thirty-day trailing average of the fair market value of a share of the Company’s common stock is 133.3% or more of the exercise price per share;

•
An additional 33% of the shares subject to each option will vest on the later of (i) the second anniversary of the grant date or (ii) the date that the thirty-day trailing average of the fair market value of a share of the Company’s common stock is 133.3% or more of the exercise price per share; and
•
The final 33% of the shares subject to each option will vest on the later of (i) the third anniversary of the grant date or (ii) the date that the thirty-day trailing average of the fair market value of a share of the Company’s common stock is 133.3% or more of the exercise price per share.

The NEOs’ restricted share awards (including Mr. Rogers’ sign-on award) generally vest on the third anniversary of the grant date, subject to each NEO’s continued service through the applicable vesting date.

The NEOs’ option awards (including Mr. Rogers’ sign-on award) generally vest in three equal installments, beginning on the first anniversary of the grant date, subject to each NEO’s continued service through the applicable vesting date.

It is the policy of the compensation committee not to time the award of equity-based compensation to coincide with the release of favorable or unfavorable material non-public information about the Company.

Retirement and Pension Benefits

The Company provides contributions to participants in the Company’s 401(k) Plan of up to 4% of eligible compensation. These contributions and any earnings thereon generally are held and invested under the plans until paid to participants upon termination of their employment. The matching contributions under the 401(k) Plan were suspended in 2020, but were reinstated effective April 2021.

The Company maintains the Pension Plan, a tax-qualified defined benefit pension plan, for the benefit of its eligible salaried employees. The Pension Plan is a tax-qualified defined benefit pension plan. None of the NEOs participates in the Pension Plan.

The Company does not make available a non-qualified deferred compensation plan for its NEOs or other employees.

Change in Control and Post-Employment Benefits

For 2021, we have set termination and change in control benefits at levels that we believe fall within the range of competitive market practices. Each of our NEOs is eligible to receive certain payments and benefits in connection with his or her termination of employment under various circumstances, including following a change in control of the Company, under the Company’s Executive Severance Plan (which was amended and restated in 2022), the Company’s Successful Transaction Severance Plan (which was adopted in 2019) (the “Enhanced Severance Plan”), the LTIP (and the associated award agreements) and, with respect to Mr. Meyer, his employment agreement. Pursuant to the Retention Payment and Success Bonus Agreements, effective November 20, 2019, Mr. Meyer and Mr. Tonn became eligible to receive Successful Transaction bonus awards upon the occurrence of a Successful Transaction (as defined below), which occurred in November 2020.

Successful Transaction Bonus Awards. As previously disclosed, in 2019, Mr. Meyer and Mr. Tonn became eligible to receive a Successful Transaction bonus to be paid upon the consummation of either (a) a transaction in which a third party or group of third parties assumed voting and investment control of more than 50% of the voting securities of the Company and the Company ceased to be subject to the periodic disclosure requirements under the Securities Exchange Act of 1934, as amended, or (b) the Company having secured incremental available financing of at least $30 million (each, a “Successful Transaction”), provided that the NEO remained employed by the Company at the time of such consummation. The primary purpose of the program was to enhance stockholder value by providing management continuity and stability and to provide economic incentives to the management team in pursuing strategic alternatives, in the form of a Successful Transaction. The situations giving rise to payment of the Successful Transaction bonuses were specifically selected by our compensation committee as being meaningful to the Company’s ongoing transformational efforts and as requiring the expenditure of significant effort on the part of our management team to achieve.

The following Successful Transaction bonuses were paid out to Mr. Meyer and Mr. Tonn in November 2020 in connection with the funding of $40 million in incremental financing pursuant to the Term Loan Credit Agreement, which constituted a Successful Transaction (as reported in the Summary Compensation Table below): Mr. Meyer – $1,000,000 and Mr. Tonn – $186,000.

Severance Arrangements

Our NEOs are participants in the Company’s amended and restated Executive Severance Plan, and Mr. Meyer is also a participant in the Company’s Enhanced Severance Plan, pursuant to which they are each eligible for payments and benefits in connection with certain terminations of their employment. Messrs. Rogers and Tonn are not eligible to participate in the Enhanced Severance Plan. In connection with Mr. Meyer’s appointment as President and CEO and Mr. Rogers’ appointment as Chief Financial Officer and Corporate Secretary, the Company entered into letter agreements with Mr. Meyer, effective July 31, 2017 (as amended, the “Meyer Agreement”), and Mr. Rogers, effective February 11, 2021 (the “Rogers Agreement”), each as summarized in more detail below under the heading “—Employment Agreements and Other Arrangements for NEOs.” As noted below, the Meyer Agreement and the Rogers Agreement modify the terms of the applicable NEOs’ payments and benefits pursuant to the severance plans under certain circumstances.

As described in more detail below under “Executive Severance Plan”, in January 2022, the compensation committee approved an amendment and restatement of our Executive Severance Plan, in consultation with its independent compensation consultant. The amendment achieved several objectives: (i) it protects us during executive transition periods by making certain benefits contingent on executive-participants – at our option – providing a nominal number of hours of transition services; (ii) it aligns the treatment of equity awards upon retirement with market standards; and (iii) it clarifies the definition of “change in control” and how it applies across our offer letters and benefit plans.

Executive Severance Plan.

Under the Executive Severance Plan, upon a participant’s termination of employment for any reason, including death, disability, or for Cause (as defined in the plan), he or she is entitled to certain accrued obligations, including (i) accrued base salary and accrued and unused vacation through the date of termination, (ii) prior fiscal year bonuses, to the extent earned and unpaid, and (iii) any accrued and vested benefits and unreimbursed expenses incurred and unpaid on the date of termination (the “Accrued Obligations”).

In addition, under the Executive Severance Plan, upon an involuntary termination of employment without Cause or resignation for Good Reason (as defined in the plan), each participant would be entitled to (i) 12 months of base salary continuation (“Salary Continuation”); (ii) an amount equal to the average of the annual bonuses paid to him or her for the last two full years, payable on March 15 of the year following termination (“Average Annual Bonus”); and (iii) continued participation in the Company’s group health plan for the participant and his or her family for 12 months at the same cost and coverage levels as apply to active employees (“Subsidized Health Coverage”).

The Executive Severance Plan does not provide for increased severance if a participant is terminated in connection with a Change in Control (as defined in the Executive Severance Plan, which definition was amended in January 2022 as described below). The only change in control benefit under the Executive Severance Plan is that a participant may resign for Good Reason if, following a Change in Control, a buyer does not employ the participant on terms substantially comparable in the aggregate to the terms on which he or she is currently employed.

The Meyer Agreement modifies the Executive Severance Plan for Mr. Meyer in the following respects: (a) the definitions of “Cause” and “Good Reason” in the Meyer Agreement apply to Mr. Meyer in lieu of the corresponding definitions set forth in the Executive Severance Plan; (b) Mr. Meyer is eligible for his current (prorated) fiscal year bonus, to the extent earned and unpaid, as an accrued obligation; and (c) with respect to the payments and benefits payable upon a resignation for Good Reason or a termination without Cause (if such termination without

Cause occurs within the 24 months following a Change in Control), the Meyer Agreement provides instead for (i) 24 months’ Salary Continuation, (ii) two times his Average Annual Bonus (payable in two installments, on March 15 of the year following Mr. Meyer’s termination and March 15 of the second year following Mr. Meyer’s termination), and (iii) 24 months of Subsidized Health Coverage.

The Rogers Agreement modifies the Executive Severance Plan for Mr. Rogers in the following respects: (a) the definition of “Good Reason” in the Rogers Agreement applies to Mr. Rogers in lieu of the corresponding definition set forth in the Executive Severance Plan; and (b) with respect to the payments and benefits payable upon a resignation for Good Reason or a termination without Cause (if such termination without Cause occurs within the 12 months following a Change in Control), the Rogers Agreement provides instead for (i) 12 months’ Salary Continuation, (ii) two times his Average Annual Bonus (payable in two installments, on March 15 of the year following Mr. Rogers’ termination and March 15 of the second year following Mr. Rogers’ termination), and (iii) 12 months of Subsidized Health Coverage.

In connection with the amendment and restatement of the Executive Severance Plan, effective January 17, 2022 (the “A&R Executive Severance Plan”), the compensation committee made the following material changes to the Executive Severance Plan. First, the A&R Executive Severance Plan adds a new condition to a participant’s ability to receive severance benefits following a Qualifying Termination (as defined in the A&R Executive Severance Plan) by requiring the participant to provide transition services to the Company, if reasonably requested by the board of directors, for up to 12 months following such participant’s termination. Second, the A&R Executive Severance Plan adds a new retirement benefit, under which, following a participant’s Qualifying Retirement (as defined in the A&R Executive Severance Plan), the participant’s outstanding equity incentive awards will (i) remain exercisable until the earlier of their original expiration date or the 10-year anniversary of their grant date or (ii) continue to vest as if the participant had remained in continuous service through each applicable vesting date or, for awards subject to performance-vesting, through the performance period, with any performance goal or metric vesting only based upon the achievement of the same. To be eligible for the Qualifying Retirement benefit, the participant must have (i) attained the age of 60, (ii) completed at least 5 years of service with the Company and/or its affiliates and (iii) provided timely notice of his intent to retire to the Company at least 12 months, in the case of Mr. Meyer, or 6 months, in the case of Messrs. Rogers and Tonn, prior to his retirement date. Third, the A&R Executive Severance Plan revises the definition of Change in Control under the plan to remove the prior exclusion of securities acquired directly from the Company or its affiliates when determining whether a Person or group has become a beneficial owner of 50% or more of the combined voting power of the Company’s then-outstanding securities. It also provides that the definition of a “change in control” applicable to each NEO’s unvested equity incentive awards shall also include any event that would trigger a Change in Control under the A&R Executive Severance Plan.

Enhanced Severance Plan. In 2019, the Company adopted the Enhanced Severance Plan to provide for enhanced severance if Mr. Meyer experiences a Qualifying Termination in connection with a Successful Transaction (as defined under the plan and using the same definition described above under “—One-Time Cash Retention Awards”). Under the Company’s Enhanced Severance Plan, a “Qualifying Termination” occurs if, in connection with—or within 24 months following—the consummation of a Successful Transaction, a participant is terminated by the Company without Cause or resigns from the Company due to Good Reason (each as defined under the Enhanced Severance Plan). If a participant’s employment is terminated by the Company without Cause or terminated by the participant for Good Reason, in either case within three months prior to the date on which the Successful Transaction occurs, and it is reasonably demonstrated by the participant that such termination of employment or event constituting Good Reason (x) was at the request of a third party that had taken steps reasonably calculated to effect a Successful Transaction or (y) otherwise arose in connection with or in anticipation of a Successful Transaction, then the participant’s termination shall be deemed to be a Qualifying Termination under the plan upon consummation of the Successful Transaction and the participant shall be entitled to receive the same severance benefits as if such termination occurred in connection with a Successful Transaction.

Upon a Qualifying Termination under the Enhanced Severance Plan, Mr. Meyer is eligible to receive a lump sum payment of six months’ annual base salary plus one-half of his Average Annual Bonus, in addition to any amounts that might be payable under the Executive Severance Plan for a termination without Cause, a resignation for Good Reason or a termination without Cause in the 24 months following a Change in Control, as applicable, thereunder.

In addition, the Enhanced Severance Plan also provides Mr. Meyer with 12 months of Subsidized Health Coverage. To the extent that Mr. Meyer is also eligible for Subsidized Health Coverage under the Executive Severance Plan, the benefit will be capped at 18 months, unless an employment agreement provides for a longer continuation period (e.g., the Meyer Agreement provides for 24 months of Subsidized Health Coverage upon a resignation for Good Reason or a termination without Cause in the 24 months following a Change in Control).

If a participant’s employment is terminated due to death or Disability (as defined under the Enhanced Severance Plan) after a Qualifying Termination but before severance payments have been made under the Enhanced Severance Plan, the Company will pay such severance payments to the participant’s surviving spouse (or, if none, the participant’s representative), and the Company shall have no further obligations to the participant (or the participant’s representative) under the Enhanced Severance Plan.

Employment Agreements and Other Arrangements for NEOs

James R. Meyer. As noted above, Mr. Meyer entered into the Meyer Agreement in connection with his appointment as President and CEO. The Meyer Agreement does not provide for a specified term. It provides for an initial base salary of $500,000 per year; target and maximum annual bonus opportunities of 100% and 200% of his base salary, respectively, and a prorated bonus in respect of any partial year in accordance with the terms of the Meyer Agreement; and eligibility for an equity award equal to 100% of his base salary. Mr. Meyer is entitled to participate in all incentive compensation plans and to receive all benefits under any employee benefit plan made available to executive employees. In connection with Mr. Meyer being hired, he was granted a performance-based stock option to purchase up to 350,000 shares of the Company’s common stock, with a vesting schedule as described in footnote 5 to the Outstanding Equity Awards at Fiscal Year-End 2020 table.

In addition, Mr. Meyer is a participant in the Company’s Executive Severance Plan and Enhanced Severance Plan, with the modifications described above. Under the terms of the LTIP and Mr. Meyer’s incentive equity award agreements, upon a Qualifying Termination (as defined in the LTIP), all unvested awards with time-based vesting conditions or restrictions would become fully vested (and options or SARs exercisable) and, to the extent that any performance awards have been granted, such awards would become vested at the greater of actual performance achieved or target level, but in all cases prorated based on the elapsed proportion of the performance period as of such termination. Under the terms of the LTIP, all of Mr. Meyer’s unvested equity awards would fully vest upon his death. Notwithstanding the foregoing, if a third-party successor following a Change of Control (as defined in the LTIP) does not assume or replace the obligations under the outstanding equity awards, then all outstanding awards will fully and immediately vest.

Mr. Meyer has agreed to keep confidential certain information and agreed to certain non-solicitation, non-competition and non-disparagement restrictions that apply for one year following termination of employment.

Terence R. Rogers. As noted above, Mr. Rogers entered into the Rogers Agreement in connection with his appointment as Chief Financial Officer and Corporate Secretary. The Rogers Agreement does not provide for a specified term. It provides for an initial base salary of $325,000 per year; threshold, target and maximum bonus opportunities of 20%, 50% and 100%, respectively, of his base salary; and a sign-on award of 25,000 restricted shares (vesting on the third anniversary of grant) and options to purchase 300,000 shares of Company common stock (vesting ratably over three years). Mr. Rogers is entitled to participate in all management incentive plans and to receive all benefits under any employee benefit plan made available to executive employees.

Mr. Rogers became a participant in the Company’s Executive Severance Plan as of the effective date of the Rogers Agreement, with the modifications described above. Mr. Rogers’ outstanding equity awards are subject to accelerated vesting in a substantially similar manner as Mr. Meyer’s outstanding equity awards that are described above.

Mr. Rogers has agreed to keep confidential certain information, to assign intellectual property rights to the Company, to certain restrictions with respect to non-competition and non-solicitation of current or prospective customers that apply for one year following termination of employment, and to certain restrictions with respect to non-solicitation of employees that apply for two years following termination of employment.

W. Matthew Tonn. Mr. Tonn was appointed Chief Commercial Officer effective September 30, 2019 pursuant to an offer letter, dated June 9, 2019 (the “Tonn Agreement”). The Tonn Agreement does not provide for a specified term. The Tonn Agreement provides for a base salary of $310,000; threshold, target, and maximum bonus opportunities of 20%, 50% and 100%, respectively, of his base salary; a sign-on award granting 40,000 restricted shares of Company stock under the LTIP; and a signing bonus of $50,000. Mr. Tonn is entitled to participate in all management incentive plans and to receive all benefits under any employee benefit plan made available to employees.

Mr. Tonn became a participant in the Company’s Executive Severance Plan as of his start date. Mr. Tonn is also eligible for additional severance in the event his employment is terminated by the Company without “Cause” or he terminates his employment for “Good Reason” within 24 months following a “Change of Control” (each as defined in the Executive Severance Plan). Upon the occurrence of such event, in addition to any benefits provided under the Executive Severance Plan, Mr. Tonn is eligible to receive continued base salary for an additional 12-month period following termination of employment, an additional payment equal to the average of the annual bonuses paid for the last two full years and an additional six months of health insurance continuation. In the event of a Change of Control while Mr. Tonn is employed with the Company, his equity vesting will be accelerated, and he will receive a transaction payment equal to 75% of his annual base salary.

Mr. Tonn has agreed to keep confidential certain information, to assign intellectual property rights to the Company and to certain restrictions with respect to non-competition and non-solicitation of current or prospective customers that apply for one year following termination of employment, and non-solicitation of employees that apply for two years following termination of employment.

Stock Ownership Guidelines

The board of directors requires that the Company’s NEOs, certain other senior management employees and non-executive directors meet minimum stock ownership requirements that are consistent with industry standards. Accordingly, each corporate officer and non-executive director must maintain Company stock holdings at least equal to the aggregate number of shares (including options or shares granted but not vested) that the Company has awarded to such corporate officer or non-executive director during the three-year period ending on any given date of determination. The officer or director may reduce the amount of stock holdings by the number of shares that the officer or director has applied directly to the payments of taxes on such awards.

As of December 31, 2021, the stock ownership of each of our NEOs exceeded the Company’s minimum stock ownership requirements. Company stock holdings that count towards meeting ownership requirements include: (a) shares owned outright or in trust; and (b) stock options, restricted stock or restricted stock units, including options, shares or units that have been granted but are unvested. A covered individual promoted into a position with ownership requirements will have three years from date of promotion to meet the applicable ownership requirements. Non-employee directors also will have three years to satisfy the requirements. Each year, the compensation committee reviews each covered officer’s compliance with the ownership requirements, and the nominating and corporate governance committee reviews each non-employee director’s compliance with the ownership requirements.

Clawback Policy

In 2012, the compensation committee adopted a recoupment or “clawback” policy for annual cash incentive awards, long-term incentive awards (including stock options and restricted shares) and any other incentive awards paid to executive officers. The policy provides that in the event of a restatement of financial results, the Company will seek to recoup the incremental portion of awards paid to current or former executive officers during the three fiscal years immediately preceding the date of the restatement that are in excess of incentive compensation that would have been paid based on the restated financial results. The policy also provides that the compensation committee may in its discretion seek to recoup amounts of excess incentive compensation paid to any recipient of incentive compensation in the event of misconduct by such person, including fraud or other conduct that would lead to a “for cause” termination of employment.

Company Anti-Hedging and Anti-Pledging Policy

The Company’s Insider Trading Policy prohibits directors, NEOs and other officers who are subject to Section 16 of the Exchange Act, and certain other employees who may be designated from time to time by the Company’s General Counsel (collectively, “Insiders”), from engaging in short sales of Company securities, or buying or selling put options, call options or other derivatives of Company securities.

The Insider Trading Policy prohibits Insiders from holding Company securities in a margin account and from pledging Company securities as collateral for a loan, unless, in the case of a non-margin loan, an Insider can clearly demonstrate his or her financial ability to repay the loan without resorting to the pledged securities and secures the prior written approval of the Company’s General Counsel, which approval may be conditioned as deemed advisable by the General Counsel.

Tax Treatment and Accounting

Code Section 162(m) limits the deductibility for federal income tax purposes of certain compensation paid in any year by a publicly held corporation to covered employees to $1 million per “covered employee” (as defined by Code Section 162(m), generally, a current or former NEO). The compensation committee considers the tax impact of the cash and equity awards that it grants and maintains and may, subject to its discretion, provide for compensation to our NEOs that is not deductible under Code Section 162(m). The compensation committee expects in the future to authorize compensation in excess of the $1 million cap to NEOs that will not be deductible under Code Section 162(m) when it believes doing so is in the best interests of the Company and our stockholders.

The compensation committee also considers the accounting treatment of the cash and equity awards that it grants and maintains.

Fiscal Year 2022 Compensation Decisions

On January 17, 2022, the compensation committee determined to award the following time-vested restricted shares and stock options to our NEOs, with terms and conditions that are substantially similar to the annual equity awards granted to the NEOs in previous years: Mr. Meyer – 110,929 shares of restricted stock and stock options to purchase 161,402 shares of the Company’s common stock; Mr. Rogers – 31,904 shares of restricted stock and stock options to purchase 46,421 shares of the Company’s common stock; and Mr. Tonn – 32,886 shares of restricted stock and stock options to purchase 47,849 shares of the Company’s common stock.

EXECUTIVE COMPENSATION

The following table sets forth information regarding 2021 compensation for each of the Company’s NEOs. Pursuant to SEC rules, information regarding 2020 compensation is presented for each executive who was also an NEO.

Summary Compensation Table

Name and Principal Position	Year	Salary[1] ($)	Bonus[2] ($)	Stock Awards[3] ($)	Option Awards[4] ($)	Non-Equity Incentive Plan Compensation[5] ($)	All Other Compensation ($)	Total ($)
James R. Meyer	2021	522,867	—	250,001	1,555,000	519,800	6,588	2,854,256
President and Chief Executive Officer	2020	500,000	1,000,000	246,362	250,002	—	—	1,996,364

Terence R. Rogers	2021	285,625	—	99,375	694,180	137,042	9,750	1,225,972
Former Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary[6]

W. Matthew Tonn	2021	318,333	—	108,501	630,501	154,100	8,500	1,219,935
Chief Commercial Officer	2020	310,000	186,000	108,499	108,501	—	—	713,000

1	Amounts disclosed in the Salary column represent base salary earned by the NEO during the respective year and include amounts deferred at the officer’s election.

2	Amounts disclosed in the Bonus column for 2020 represent the successful transaction bonuses paid to Messrs. Meyer and Tonn.

3

Amounts disclosed in the Stock Awards column for 2021 relate to grants of restricted shares made under the 2005 LTIP. With respect to each restricted share, the amounts disclosed generally reflect the grant date fair value computed in accordance with ASC Topic 718. The grant date fair value of each restricted share was determined by multiplying the number of restricted shares granted by the average of the high and low stock trading prices for the Company’s common stock as reported by the NASDAQ Global Market on the grant date. The assumptions used in calculating the grant date fair value of each restricted share award are disclosed in the notes to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

4

Amounts disclosed in the Option Awards column for 2021 relate to grants of stock-settled and cash-settled stock options made under the 2005 LTIP and the 2018 LTIP, respectively. With respect to each award, the amounts disclosed generally reflect the grant date fair value computed in accordance with ASC Topic 718. Grant date fair value for our time-vested stock-settled stock options was determined using a Black-Scholes option valuation model. Grant date fair value of our mixed performance- and time-vested cash-settled stock options was determined using a Monte Carlo simulation model, since the awards included a market condition in addition to a service condition. The assumptions used in calculating the grant date fair value of all awards are disclosed in the notes to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. In the notes to the consolidated financial statements, the Company refers to the cash-settled stock options as cash-settled SARs.

5	Amounts disclosed in the Non-Equity Incentive Plan Compensation column represent amounts earned in the reported year under the Company’s annual cash incentive program.

6	Mr. Rogers was appointed to his position effective February 15, 2021. Mr. Rogers was not an NEO in 2020, and thus, no compensation information is reported for him in the table for such year.

Supplemental Narrative to Summary Compensation Table

A substantial portion of the total compensation reported in the Summary Compensation Table above is paid to the NEOs pursuant to the terms of their employment agreements or other compensation plans maintained by the Company. See the section of this proxy statement entitled “Compensation Overview” for more information.

Outstanding Equity Awards at 2021 Fiscal Year-End

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised and Unearned Options1 (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)2	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)
James R. Meyer	— — — — — 33,025 48,640 112,882 — —	— — — — — — 24,319 219,123 750,000 113,276	[8] [9] [10] [11]	— — — — 350,000 — — — — —	[7]	— — — — 16.44 16.66 7.41 1.66 2.38 3.81	— — — — 7/31/2027 1/12/2028 1/14/2029 1/24/2030 1/5/2031 1/28/2031	33,761 107,788 42,815 65,617 — — — — — —	[3] [4] [5] [6]	124,578 397,738 157,987 242,127 — — — — — —	— — — — — — — — — —	— — — — — — — — — —
Terence R. Rogers	— —	— 300,000	[13]	— —		— 3.98	— 2/15/2031	25,000 —	[12]	92,250 —	— —	— —
W. Matthew Tonn	— — — 48,991 — —	— — — 95,099 300,000 49,162	[9] [10] [11]	— — — — — —		— — — 1.66 2.38 3.81	— — — 1/24/2030 1/5/2031 1/28/2031	40,000 65,361 28,478 — — —	[14] 4 6	147,600 241,182 105,084 — — —	— — — — — —	— — — — — —

1	Represents unearned non-qualified performance-based stock options.

2	Market value of unvested restricted shares based on closing price of the Company’s common stock on the NASDAQ Global Market of $3.69 per share on December 31, 2021.

3	Restricted share award vested on January 14, 2022.

4	Restricted share award vesting on January 24, 2023.

5	Cash-settled restricted share unit vesting on January 30, 2023.

6	Restricted share award vesting on January 28, 2024.

7

Represents performance-based stock options, which will vest if the average closing price per share of the Company’s stock over the previous 90 calendar days (the “Threshold Stock Price”) exceeds the closing price per share of the Company’s stock on July 31, 2017 (the “Reference Stock Price”) as follows: 34% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $5.00; another 33% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $10.00; and the remaining 33% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $15.00. Such stock price appreciation goals can be achieved at any point during the options’ ten-year contractual term.

8	Stock option award vesting on January 14, 2022.

9	Cash settled stock appreciation right vesting in two equal annual installments beginning on January 24, 2022.

10

The performance condition for the awards (described above under “—Long-Term Incentive Awards”) was met during the first quarter for 2021. The cash settled stock options remain subject to service vesting conditions, providing that the awards vest in three equal annual installments beginning on January 5, 2022.

11	Stock option award vesting in three equal annual installments beginning on January 28, 2022.
12	Restricted share award vesting on February 15, 2024.
13	Stock option award vesting in three equal annual installments beginning on February 15, 2022.

14	Restricted share award vesting on September 26, 2022.

Potential Payments upon Termination or Change in Control

Each NEO is eligible for certain payments and benefits at, following, or in connection with the resignation, severance, retirement or other termination of the NEO or a change in control of the Company. These benefits are in addition to benefits generally available to salaried employees. The Company does not provide any of its executives with change in control excise tax gross-ups.

For a description of the potential payments and benefits payable to NEOs upon a termination or change in control, see the section of this proxy statement entitled “Compensation Overview—Elements of Executive Compensation—Change in Control and Post-Employment Benefits.”

DIRECTOR COMPENSATION

Set forth below are summaries of the compensation paid to each of our non-employee directors in 2021, in both cash and equity awards.

2021 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)1	Stock Awards ($)2	Total ($)
Elizabeth K. Arnold	64,000	55,000	119,000
James D. Cirar[3]	24,000	—	24,000
William D. Gehl	117,000	55,000	172,000
Malcolm F. Moore	59,000	55,000	114,000
Andrew B. Schmitt[4]	57,000	55,000	112,000

1	Includes the following annual retainer fees, committee chairmanship fees and board of directors and committee meeting attendance fees:

	Ms. Arnold	Mr. Cirar	Mr. Gehl	Mr. Moore	Mr. Schmitt
Retainer	$40,000	$20,000	$40,000	$40,000	$40,000
Chairmanship	$15,000	—	$70,000	$10,000	$10,000
Attendance	$ 9,000	$ 4,000	$ 7,000	$ 9,000	$ 7,000

Total	$64,000	$24,000	$117,000	$59,000	$57,000

2

Represents the grant date fair value of restricted shares granted by the Company during 2021 computed in accordance with ASC Topic 718. Grant date fair value was determined by multiplying the number of restricted shares granted by the average of the high and low stock trading prices for the Company’s common stock as reported by the NASDAQ Global Market on the grant date.

3

Mr. Cirar did not stand for reelection at our 2021 annual meeting. Amounts reported for Mr. Cirar represent prorated cash fees for his 2021 director service through the date of our 2021 annual meeting.

4	Mr. Schmitt will not stand for reelection at our 2022 annual meeting.

The number of shares awarded to non-employee directors during 2021 and the aggregate unvested stock awards as of December 31, 2021 are as follows:

Director	Awards During 2021	Aggregate Unvested Stock Awards
Elizabeth K. Arnold	8,878	8,878
James D. Cirar	—	—
William D. Gehl	8,878	8,878
Malcolm F. Moore	8,878	8,878
Andrew B. Schmitt	8,878	8,878

We reimburse directors for expenses incurred in connection with attendance at board or committee meetings. Our board of directors, at the recommendation of the compensation committee based on the study and suggestions of Korn Ferry (the committee’s independent compensation consultant at the time), approved the Company’s non-executive director compensation policy (the “Director Compensation Policy”), which became effective January 1, 2015. Under the Director Compensation Policy, the annual cash retainer payable to non-executive members of the board of directors (inclusive of meeting fees for up to seven meetings annually) is $40,000. For each board meeting in excess of seven per year, non-executive members of the board of directors shall receive a meeting fee of $1,000 per board meeting.

In addition, the chairman and members of each board committee will receive additional compensation as follows:

	Chair Retainer (annual)	Meeting Fees (per meeting)
Audit	$15,000	$1,000
Compensation	$10,000	$1,000
Nominating and Corporate Governance	$10,000	$1,000

The chairman of the board of directors will also receive an incremental cash retainer of $70,000 per year. The cash retainers and meeting fees will be payable on a quarterly basis, in arrears, on the first day of each quarter.

In addition, each non-executive member of the board of directors is entitled to an annual equity award with a value of $55,000, with the shares to vest fully on the earlier of (a) the first anniversary of the date of grant or (b) the next annual meeting of the Company’s stockholders following the date of grant. The Company does not provide any incentive-based non-equity compensation to directors and does not maintain a defined benefit or actuarial pension plan or a deferred compensation plan for directors.

In March 2022, the board of directors, at the recommendation of the compensation committee based on the study and suggestions of its independent compensation consultant, amended the Director Compensation Policy to non-employee directors. Commencing May 12, 2022, the annual cash retainer payable to non-executive members of the board of directors (inclusive of meeting fees for up to seven meetings annually) is $45,000, and commencing with the shares to be issued in connection with the Company’s 2022 annual meeting of stockholders, the annual equity award will increase to a value of $65,000, with the shares to vest fully on the earlier of (a) the first anniversary of the date of grant or (b) the next annual meeting of the Company’s stockholders following the date of grant. All other aspects of the Director Compensation Policy will remain unchanged.

Stock Ownership Requirements

The board of directors expects that each non-executive director will maintain an amount of Company stock holdings at least equal in value to three times the amount of annual cash retainer paid to the non-executive director (not including any additional fees for service on a board committee or as chair of a committee). The director may reduce the amount of stock holdings by the number of shares the director has applied directly to the payments of taxes on such awards. Company stock holdings that count towards meeting ownership requirements include: (a) shares owned outright or in trust; and (b) stock options, restricted shares or restricted share units, including options or shares granted but not vested. If a director consistently fails to comply with the stock ownership requirements, the compensation committee will take such actions as it deems appropriate, including, but not limited to allocating an additional amount of the director’s annual compensation to the purchase of stock in accordance with the program or reducing future equity compensation awards.

As of December 31, 2021, the stock ownership of each of our non-executive directors exceeded the Company’s minimum stock ownership requirements.

Registration Rights Agreement

We entered into a registration rights agreement, dated as of April 11, 2005, with substantially all of our stockholders as of immediately prior to the completion of our initial public offering. The stockholders that are party to the registration rights agreement had the right to require us, subject to certain terms and conditions, to register their shares of our common stock under the Securities Act of 1933, as amended, at any time. The selling stockholders in our secondary offering exercised their demand registration rights to require us, subject to certain terms and conditions, to register their shares of our common stock under the Securities Act of 1933, as amended. We and certain of our stockholders remain party to the registration rights agreement.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT COMMITTEE REPORT

Fees Billed by Independent Registered Public Accounting Firm

The audit committee has adopted a pre-approval policy pursuant to which it must pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services and tax services. Under the policy, the audit committee may delegate the authority to pre-approve any audit or non-audit services to be provided by our independent registered public accounting firm to one or more of its members. The pre-approval of services by a member of the audit committee pursuant to this delegated authority, if any, must be reported at the next meeting of the audit committee.

From time to time, the audit committee may pre-approve specified types of services that are expected to be provided by our independent registered public accounting firm. Unless the audit committee determines otherwise, the term for any service pre-approved by the audit committee is twelve months from the date of pre-approval. Any pre-approval must set forth in detail the particular service or type of services to be provided and is generally subject to a specific cost limit. Any services that exceed these cost limits require specific approval by the audit committee. The audit committee may periodically review and, as necessary, revise the list of pre-approved services based on subsequent determinations. There were no audit-related fees during fiscal year 2021 for services provided to us by either Deloitte & Touche LLP or Grant Thornton LLP.

The following table presents fees for audit services rendered by Grant Thornton LLP and Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte entities”) for the audit of our annual financial statements for the fiscal years ended December 31, 2021 and 2020, respectively, and fees billed for other services rendered by Grant Thornton LLP and the Deloitte entities during those periods.

Fees	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Audit Fees[1]	$336,500	$897,073
Audit-Related Fees[2]	—	—
Tax Fees[3]	—	$117,585
Total	$336,500	$1,014,658

1

Audit Fees include fees billed or expected to be billed for professional services rendered for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in our quarterly reports and other related services that are normally provided in connection with statutory and regulatory filings.

2

Audit-Related Fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our annual consolidated financial statements and not reported under “Audit Fees.”

3	Tax Fees include fees billed or expected to be billed for services performed related to tax compliance, tax advice and tax planning.

Report of the Audit Committee

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference therein.

The audit committee is currently comprised of Ms. Arnold and Messrs. Moore and Gehl. Our board of directors has determined that each member of the audit committee meets the independence requirements under the listing standards of the NASDAQ Global Market, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission. The committee operates under a written charter that was adopted by our board of directors.

The committee oversees our accounting and financial reporting process on behalf of our board of directors. Management has the primary responsibility for the preparation of our financial statements and the disclosure and financial reporting process, including establishing a system of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed with management and Grant Thornton LLP, our independent registered public accounting firm, the audited financial statements as of and for the year ended December 31, 2021 and the reports of Grant Thornton LLP issued in connection therewith. Grant Thornton LLP is responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles.

The committee has discussed and reviewed with Grant Thornton LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301 (Communications with Audit Committees), which includes, among other things, matters related to the conduct of the audit of our financial statements. The committee has also received from Grant Thornton LLP the written disclosures describing the relationships between Grant Thornton LLP and us that might bear on the independence of Grant Thornton LLP consistent with and required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Grant Thornton LLP its independence.

In reliance on the reviews and discussions referred to above, the committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission. The committee and our board of directors also have recommended the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2022.

Respectfully submitted by the audit committee,

Elizabeth K. Arnold, Chairperson

William D. Gehl

Malcolm F. Moore

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under its charter, our audit committee is responsible for the review and approval of “related-person transactions” involving the Company or its subsidiaries and related persons. As defined under the SEC’s rules, a “related person” is a director, executive officer, nominee for director or 5% stockholder of the Company, and their immediate family members. Any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets as of the last two fiscal year ends and a related person has a direct or indirect material interest must be reported in our filings with the SEC pursuant to its rules.

In December 2020, senior management presented plans to the board for future expansions of the facility that houses the Company’s Castaños, Mexico manufacturing operation (the “Castaños Facility”), including the Phase II expansion of the wheel and axle shop and addition of a fabrication shop (such expansion and addition, collectively, the “2021 Expansion”). In August 2021, senior management presented further plans to the board of directors for future expansions of the Castaños Facility to add two new production lines (such expanstion and addition, collectively, the “2022 Expansion”). Effective November 2021, the lessors of the Castaños Facility are Jesus Gil, Alejandro Gil, and Salvador Gil. Previously, Fasemex (owned by Jesus Gil, VP Operations and member of the board of directors of the Company; Alejandro Gil and Salvador Gil, siblings of Jesus Gil) was the lessor of the Castaños Facility. The rent of the lease is approximately $1,926,324 annually. As required under the audit committee charter, the audit committee reviewed and approved the 2021 Expansion on March 19, 2021 and the 2022 Expansion on August 5, 2021, and will continue to review all such transactions annually to confirm there is no conflict of interest.

2023 ANNUAL MEETING OF STOCKHOLDERS

We expect that our 2023 annual meeting of stockholders will be held within 30 days of May 12, 2023, which will be the first anniversary of the upcoming annual meeting. Subject to certain exceptions set forth in our by-laws, proposals of stockholders intended for inclusion in the proxy statement for our 2023 annual meeting of stockholders must be received by our Chief Financial Officer at our principal executive offices (currently at 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606) by December 2, 2022. If a stockholder intends to present a proposal at the 2023 annual meeting of stockholders, but not to have such proposal included in our proxy statement relating to that meeting, such proposal must be received by our Chief Financial Officer not earlier than January 12, 2023 and not later than February 11, 2023. Such proposals must contain specific information concerning the person to be nominated or the matters to be brought before the meeting and concerning the stockholder submitting the proposal.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single Notice or proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the Notice or proxy statement at their address and would like to request “householding” of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Computershare Investor Services, P.O. Box 43078, Providence, Rhode Island 02940.

By Order of the Board of Directors
FreightCar America, Inc.

/s/ Michael A. Riordan

MICHAEL A. RIORDAN
Vice President, Finance, Chief Financial Officer and Treasurer

APPENDIX A

FreightCar America, Inc. 2022 Long Term Incentive Plan

FREIGHTCAR AMERICA, INC. 2022 LONG TERM INCENTIVE PLAN

1.
Purposes.

FreightCar America, Inc. (the “Company”) established this FreightCar America, Inc. 2022 Long Term Incentive Plan (“Plan”) to advance the interests of the Company and its stockholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company, its Subsidiaries and Affiliates, to provide for competitive compensation opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of performance goals, and to promote the creation of long term value for stockholders by aligning the interests of such persons with those of stockholders. Following the Effective Date (defined below) of the Plan, no new awards will be granted under the Prior Plans (defined below). For the avoidance of doubt, the Prior Plans and any applicable award agreements issued thereunder will continue to govern any awards that remain outstanding thereunder on and after the Effective Date.

2.
Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)
“Affiliate” means a Person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, the word “control” (by itself and as used in the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.
(b)
“Annual Cash Incentive Award” means an annual cash incentive award granted under Section 5(g).
(c)
“Award” means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Annual Cash Incentive Award, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.
(d)
“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.
(e)
“Beneficiary” means, in the event of the Participant’s death, the Participant’s surviving spouse or, if none, the Participant’s estate (such spouse or estate shall be deemed to be the beneficiary for purposes of the Plan). A copy of the death notice or other sufficient documentation must be filed with and approved by the Committee.
(f)
“Board” means the Board of Directors of the Company.
(g)
“Cause” has the meaning set forth in the Participant’s employment agreement with the Company. If the Participant is not a party to an employment agreement with the Company or such employment agreement does not define “Cause,” then “Cause” means the occurrence of any one or more of the following:
(i)
The Participant’s willful and continued failure substantially to perform the Participant’s material duties with the Company (other than due to Disability), or the Participant’s commission of any activities constituting a material violation or material breach of any Federal, state or foreign law, statute, regulation, or the like applicable to the activities of the Company, in each case, after notice thereof from the Board to the Participant and (where possible) a reasonable opportunity for the Participant to cease and cure such failure, breach or violation in all respects;
(ii)
Fraud, breach of fiduciary duty, dishonesty, misappropriation or other act or omission by the Participant that causes material damage to the Company’s property or business;
(iii)
The Participant’s admission or conviction of, or plea of nolo contendere to, any crime that, in the reasonable judgment of the Board, adversely affects the Company’s reputation or the Participant’s ability to carry out the obligations of the Participant’s employment;

1

(iv)
The Participant’s failure to reasonably cooperate with the Company in any internal investigation or administrative, regulatory or judicial proceeding, after notice thereof from the Board to the Participant and a reasonable opportunity for the Participant to cure such non-cooperation; or
(v)
Any act or omission by the Participant in violation or disregard of the Company’s policies, including but not limited to the harassment and discrimination policies and standards of conduct of the Company then in effect, in such a manner as to cause significant loss, damage or injury to the property, reputation or employees of the Company.

In addition, the Participant’s employment shall be deemed to have terminated for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified a termination for Cause. For purposes of the Plan, no act or failure to act on the Participant’s part shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that such action or omission was in the best interests of the Company. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Company.

(h)
“Change of Control” means and shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:
(i)
Change in Ownership. A change in the ownership of the Company is deemed to occur on the date that any one Person, or more than one Person acting as a group (as described below), consummates the acquisition of ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if any one Person or more than one Person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Persons is not considered to cause a change in the ownership of the corporation. An increase in the percentage of stock owned by any one Person, or Persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section. This Section applies only when there is a transfer or issuance of stock of the Company and the stock remains outstanding after the transaction.
(ii)
Change in Effective Control. Change in the effective control of the Company occurs on the date that either (A) any one Person, or more than one Person acting as a group (as described below), consummates the acquisition of (or has acquired during the 12-month period ending on the date of the most recently consummated acquisition by such Person or Persons) ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; or (B) during any period, individuals who were directors of the Company on the first day of such period (the “Incumbent Directors”) cease for any reason to constitute a majority of members of the Board; provided, however, that any individual becoming a director subsequent to the first day of such period whose election, or nomination by the Board for election by the Company’s stockholders, was approved by a vote of at least a majority of the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding the purpose of determining a “majority of the members of the Board,” any member whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (including without limitation any settlement thereof). If any one Person, or more than one Person acting as a group, is considered to control effectively the Company, the acquisition of additional control of the Company by the same Person or Persons is not considered to cause a change in the effective control of the Company.
(iii)
Sale of a Substantial Portion of Assets. A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one Person or Persons acting as a group consummates the acquisition of (or have acquired during the 12-month period ending on the date of the most recently consummated acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market

2

value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets to an entity that is controlled by the stockholders of the Company immediately after the transfer, or a transfer of assets by the Company to any of the following, are not considered to be a change in the ownership of a substantial portion of the Company’s assets for purposes of this paragraph: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a Person, or more than one Person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in clause (C). For purposes of this paragraph (iii) and except as otherwise provided, a Person’s status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the Company has no ownership interest before the transaction, but which is a majority-owned subsidiary of the Company after the transaction is not treated as a change in the ownership of the assets of the Company.

Persons will not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. If a Person, including an entity, owns stock in the Company and another corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction with the Company, such stockholder is considered to be acting as a group with other stockholders of the other corporation only with respect to their ownership interest in that corporation prior to the transaction.

(i)
“Code” means the Internal Revenue Code of 1986, as amended.
(j)
“Committee” means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more Directors of the Company, each of whom is a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable; provided, further, that the mere fact that the Committee fails to qualify under the foregoing requirement shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.
(k)
“Company” means FreightCar America, Inc., a corporation organized under the laws of Delaware, or any successor corporation.
(l)
“Consultant” means a natural person who is not an Employee or Director of the Company, a Subsidiary, or an Affiliate, but who is providing services to the Company or an Affiliate as an independent contractor.
(m)
“Director” means a member of the Board who is not an Employee of the Company, a Subsidiary, or an Affiliate.
(n)
“Directors’ Compensation Year” has the meaning set forth in Section 4(c) of the Plan.
(o)
“Director Compensation Limit” has the meaning set forth in Section 4(c) of the Plan.
(p)
“Disability” has the meaning set forth in the Participant’s employment agreement with the Company. If the Participant is not a party to an employment agreement with the Company or such employment agreement does not define “Disability,” then “Disability” means, in the written opinion of a qualified physician selected by the Company, the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (i) unable to engage in any substantial gainful activity, or (ii) receiving income replacement benefits for a period of not less than three months under the Company’s disability plan.
(q)
“Dividend Equivalent” means a right, granted under Section 5(e) or (h), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred

3

basis, subject to the provisions of Code Section 409A. Notwithstanding anything herein to the contrary, Dividend Equivalents on unvested Shares underlying any Award will only be paid, if at all, when and to the extent that the Shares underlying the Award vest. No dividends or Dividend Equivalents shall be paid in connection with Options or SARs.
(r)
“Effective Date” means May 12, 2022, the date on which the Plan is approved by the Company’s stockholders, subject to such approval.
(s)
“Eligible Person” means (1) an Employee or Consultant of the Company, a Subsidiary, or an Affiliate, including any Director who is an Employee, or (2) a Director. Notwithstanding any provisions of the Plan to the contrary, an Award may be granted to an Employee, Consultant or Director, in connection with his or her hiring or retention prior to the date the Employee, Consultant or Director first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested or exercisable prior to the date the Employee, Consultant or Director first performs such services.
(t)
“Employee” means any person treated as a common law employee (including a Director who is also treated as an employee) in the records of the Company, a Subsidiary, or an Affiliate. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(u)
“Exchange Act” means the Securities Exchange Act of 1934.
(v)
“Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee in accordance with the requirements of Code Section 409A. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the mean between the high and low selling prices per Share on the relevant date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.
(w)
“Good Reason” has the meaning set forth in the Participant’s employment agreement with the Company. If the Participant is not a party to an employment agreement with the Company or such employment agreement does not define “Good Reason,” then “Good Reason” means, without the Participant’s written consent, the occurrence of any of the following conditions, unless such condition is fully corrected within 60 days after written notice thereof:
(i)
A Change of Control pursuant to which the buyer does not agree to employ the Participant at or after the acquisition date on terms substantially comparable in the aggregate to the terms on which the Participant is currently employed; or
(ii)
The Company (A) permanently and materially diminishes the Participant’s authority, duties, or responsibilities, including without limitation reporting responsibilities, (B) materially reduces the Participant’s overall compensation, including base salary, bonus opportunity and equity award participation, (C) requires the Participant to relocate to an office or location of the Company that is not within 50 miles of the office or location of the Company that is the Participant’s principal business office immediately prior to the relocation, or (D) materially breaches the terms of the Plan.

Notwithstanding anything in the Plan to the contrary, a termination of employment due to Good Reason must occur, if at all, within 120 days after the Company receives written notice of any one or more of the conditions set forth in this Section. The Participant must provide the Company with written notice of any one or more of the conditions set forth in this Section within 90 days of the initial existence of the condition in order for such condition to constitute Good Reason under the Plan.

4

(x)
“ISO” means any Option intended to be, designated as, and that qualifies as an incentive stock option within the meaning of Code Section 422.
(y)
“NQSO” means any Option that is not an ISO.
(z)
“Option” means a right, granted under Section 5(b), to purchase Shares.
(aa)
“Other Share-Based Award” means a right granted under Section 5(i) that relates to and is valued by reference to Shares.
(bb)
“Participant” means an Eligible Person who has been granted an Award under the Plan.
(cc)
“Performance Award” means an Award the vesting or amount of which is determined based on the satisfaction or achievement of Performance Goals established by the Committee.
(dd)
“Performance Goals” means performance goals and conditions applicable to an Award that the Committee establishes, which may be based on any performance measures. Such performance measures may include, but are not limited to, any of the following: (1) earnings per share (basic or fully diluted); (2) revenues; (3) earnings (including, but not limited to, earnings before or after taxes, from operations (generally or specified operations), or before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items); (4) earnings growth; (5) cash flow, including operation cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (6) return on net assets, return on assets, return on investment, return on capital, return on equity; (7) economic value added; (8) operating margin or operating expense; (9) net income (absolute or competitive growth rates comparative); (10) net income applicable to Shares; (11) Share price or stockholder return (absolute or peer-group comparative); (12) backlog; (13) net sales growth; (14) customer satisfaction; (15) quality metrics; (16) expense reduction; and (17) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, new product/service placement, supervision of litigation and information technology, leasing execution, or goals relating to acquisitions or divestitures of Subsidiaries, Affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. The Committee may specify any reasonable definition of the performance measures it uses, and the measures may be described in terms of Company-wide objectives or objectives that relate to the performance of an individual Participant, an Affiliate, or a division, region, department, function or segment within the Company or an Affiliate.
(ee)
“Performance Period” means a specified period of time, determined by the Committee in its discretion, during which performance, as determined by the Committee, will be measured with respect to an Award.
(ff)
“Performance Share” means a performance share granted under Section 5(f).
(gg)
“Performance Unit” means a performance unit granted under Section 5(f).
(hh)
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used herein; however, a Person shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.
(ii)
“Plan” means this 2022 Long Term Incentive Plan.
(jj)
“Prior Plans” means the 2018 Long Term Incentive Plan and the 2005 Long Term Incentive Plan.
(kk)
“Qualifying Termination” means a Participant’s Termination of Service due to the Participant’s death, Disability, termination by the Participant for Good Reason or termination by the Company without Cause that occurs upon or within 24 months following the consummation of a Change of Control.

5

(ll)
“Restricted Shares” means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.
(mm)
“Restricted Share Unit” means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.
(nn)
“Retirement” has the meaning set forth in the Participant’s employment agreement with the Company. If the Participant is not a party to an employment agreement with the Company or such employment agreement does not define “Retirement,” then “Retirement” means the date that the Participant (i) reaches age 65 and has completed 5 years of service with the Company and its Affiliates or (ii) meets the eligibility criteria for “Retirement” or “Early Retirement” under a plan maintained by the Company or its Affiliates.
(oo)
“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
(pp)
“SAR” or “Share Appreciation Right” means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares that are subject to the SAR on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.
(qq)
“Shares” means common stock, $0.01 par value per share, of the Company, and such other securities as may be substituted for Shares pursuant to Section 4(d).
(rr)
“Subsidiary” means a subsidiary, as such term is defined in Code Section 424(f), of the Company.
(ss)
“Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an Award made in connection with the cancellation and repricing of an Option or SAR.
(tt)
“Termination of Service” means the termination of the Participant’s employment, consulting services or directorship with the Company, its Subsidiaries, and its Affiliates, as the case may be. A Participant employed by a Subsidiary or Affiliate of the Company also shall be deemed to incur a Termination of Service if the Subsidiary or Affiliate ceases to be such a Subsidiary or Affiliate, as the case may be, and the Participant does not immediately thereafter become an Employee or Director of, or a Consultant to, the Company or another Subsidiary or Affiliate. Subject to the foregoing, the Committee, in its sole discretion, shall determine whether the Participant has experienced a Termination of Service and the effective date of and reason for such Termination of Service, which determination shall be binding upon the Participant.
3.
Administration.
(a)
Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:
(i)
to select Eligible Persons to whom Awards may be granted;
(ii)
to determine the type or types of Awards to be granted to each Eligible Person;
(iii)
to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

6

(iv)
to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered, subject to the limitation in Section 3(d);
(v)
to determine whether, to what extent, and under what circumstances an Award may be subject to restrictive covenants (including noncompetition, confidentiality, nonsolicitation and nondisparagement restrictions, as well as any other restrictive covenants the Committee deems appropriate);
(vi)
to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person, in all cases, subject to the provisions of Code Section 409A;
(vii)
to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;
(viii)
to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;
(ix)
to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder, in its sole discretion;
(x)
to extend the period during which an Award is exercisable;
(xi)
to interpret the Plan and specify any additional requirements as it deems necessary to comply with Code Section 409A;
(xii)
to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan;
(xiii)
to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable; and
(xiv)
to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.
(b)
Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Employees, Participants, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.
(c)
Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other Employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or Employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

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(d)
Option and SAR Repricing. Except as provided in Section 4(d), the Committee shall not modify an outstanding Option or SAR so as to specify a lower exercise price (and will not cancel an Option or SAR and substitute for it an Option or SAR with a lower exercise price), without the approval of the Company’s stockholders. In addition, except as provided in Section 4(d), the Committee may not cancel an outstanding Option or SAR whose exercise price is equal to or greater than the current Fair Market Value of a Share in exchange for cash or substitute for it another Award without the prior approval of the Company’s stockholders.
4.
Shares Subject to the Plan; Limitations and Adjustments.
(a)
Subject to adjustment as provided in Section 4(d), the total number of Shares reserved for issuance in connection with Awards under the Plan shall be equal to the sum of (i) 880,000 Shares plus (ii) any Shares under the Prior Plans that are available for grant as of the Effective Date plus (iii) any Shares under the Prior Plans subject to Awards that, after the Effective Date, are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than Shares. No new awards shall be granted under the Prior Plans following the Effective Date. The total number of Shares authorized to be issued under the Plan shall be reduced by 1 Share for every 1 Share that is subject to an Option, SAR, or other appreciation-only Award granted under the Plan, and 1.2 Shares for every 1 Share that was subject to a Restricted Share, Restricted Share Unit, Performance Share, or other full-value stock-based Award granted on or after the Effective Date. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. The maximum number of Shares that may be issued or transferred to Eligible Persons as ISOs is 880,000 Shares.
(b)
Any Shares related to Awards that terminate by expiration, forfeiture, or cancellation without the issuance of such Shares, cash or other benefit in lieu of Shares shall be available again for grant under the Plan; provided that any Shares that again become available for Awards under this sentence shall be added back as 1 Share if such shares were subject to Options, SARs, or other appreciation-only Awards granted under the Plan, and as 1.2 Shares if such Shares were subject to a Restricted Share, Restricted Share Unit, Performance Share or other full-value stock-based Award granted under the Plan. The following Shares shall not become available for issuance under the Plan: (i) Shares tendered by Participants as full or partial payment to the Company upon exercise of Options granted under the Plan; and (ii) Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on Restricted Shares or Restricted Share Units, the exercise of Options or SARs granted under the Plan, or upon any other payment or issuance of Shares under the Plan. For the avoidance of doubt, any Awards that, pursuant to their terms, may be settled only in cash shall not count against the Share reserve set forth in Section 4(a).
(c)
For purposes of the Plan, “Directors’ Compensation Year” shall mean the approximately one-year period beginning on each regular annual meeting of the Company’s stockholders and ending on the date of the next regular annual meeting of the Company’s stockholders. Notwithstanding anything herein to the contrary, compensation paid to any one Director, including cash fees and Awards under the Plan (based on the grant date fair value of such Awards for financial reporting purposes) in respect of his or her service as a director, shall not exceed $500,000 per Directors’ Compensation Year (“Director Compensation Limit”); provided, that, with respect to the compensation paid to any one Director in respect of his or her service as the lead independent director or non-executive chair of the Board, such Director Compensation Limit shall equal $1,000,000.
(d)
Stock Adjustments.
(i)
Adjustment of Awards Upon the Occurrence of Certain Events. In the event of any consolidation, stock or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares, reorganization or recapitalization or change in capitalization, or any other similar corporate event, the Committee shall adjust the aggregate number of Shares subject to the Plan and the number of Shares that may be made subject to Awards to any individual Participant as set forth in Sections 4(a) and 4(b), as well as the aggregate number of shares that may be made subject to any type of Award.
(ii)
Equity Restructurings. If the outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a non-reciprocal transaction between the Company and its stockholders that causes the per share fair value underlying an Award to change, such as stock dividend, stock split, spin-off, rights offering, recapitalization through a large,

8

non-recurring cash dividend, or other similar transaction, a proportionate adjustment shall be made to the number or kind of shares or securities allocated to Awards that have been granted prior to any such change to equalize the fair value of the Awards before and after the equity restructuring. Any such adjustment in an outstanding Option (or SAR) shall be made without change in the aggregate purchase price applicable to the unexercised portion of such Option (or SAR) but with a corresponding adjustment in the exercise price per share or other unit of any security covered by such Option (or SAR).
(iii)
Reciprocal Transactions. The Committee may, but shall not be obligated to, make an appropriate and proportionate adjustment to an Award or to the exercise price per share of any outstanding Award, and/or grant an additional Award to the holder of any outstanding Award, to compensate for the diminution in the intrinsic value of the shares resulting from any reciprocal transaction such as a business combination, merger or acquisition. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.
(iv)
Certain Unusual or Nonrecurring Events. In recognition of unusual or nonrecurring events affecting the Company or its financial statements, or in recognition of changes in applicable laws, regulations, or accounting principles, and, whenever the Committee determines that adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee may, using reasonable care, make adjustments in the terms and conditions of, and the criteria included in, Awards.
(v)
Adjustment Restrictions. If any such adjustment or substitution provided for in this Section 4(d) requires the approval of stockholders in order to enable the Company to grant ISOs, then no such adjustment or substitution of ISOs shall be made without prior stockholder approval. If the effect of any adjustment or substitution would be to cause an Option to fail to continue to qualify as an ISO or to cause a modification, extension or renewal of such Option within the meaning of Code Sections 409A or 424, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee in its sole discretion shall deem equitable and that will not result in any disqualification, modification, extension or renewal (within the meaning of Code Sections 409A or 424) of such ISO.
(vi)
Fractional Shares and Notice. Fractional shares resulting from any adjustment in Awards pursuant to this Section 4(d) may be settled in cash or otherwise as the Committee determines. The Company will give notice of any adjustment to each Participant who holds an Award that has been adjusted and the adjustment (whether or not such notice is given) will be effective and binding for all Plan purposes.
(vii)
Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be used to reduce the Shares authorized for grant under the Plan; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Shares available for Awards of ISOs under the Plan, set forth in Section 4(a). Subject to applicable stock exchange requirements, available shares under a shareholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 4(a) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
(e)
Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

9

5.
Specific Terms of Awards.
(a)
General. Awards may be granted on the terms and conditions set forth in this Section 5, including the minimum vesting requirements of Section 5(j). In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of Termination of Service by the Eligible Person.
(b)
Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:
(i)
Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee and set forth in the Award Agreement. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee; provided, however, that in no event may the exercise price per Share of an Option be less that the Fair Market Value of a Share on the date an Option is granted.
(ii)
Option Term. The term of each Option shall be determined by the Committee and set forth in the Award Agreement. Each Option will terminate not later than the expiration date specified in the Award Agreement pertaining to such Option, provided that the expiration date with respect to an Option shall not be later than the 10th anniversary of the date of its Award. Upon a Participant’s Termination of Service for any reason other than for Cause, such Participant shall have an additional 90 days to exercise any Options that have vested as of the date of such Termination of Service. Upon a Participant’s Termination of Service for Cause, all Options held by a Participant, whether vested or unvested, shall automatically be terminated and forfeited by the Participant on the date of such Termination of Service. If on the date an outstanding, vested Option would expire, the exercise of the Option would violate applicable securities laws or other applicable law, the expiration date applicable to the Option will be extended to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or other applicable law.
(iii)
Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that, unless the Committee determines otherwise, in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to the Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.
(iv)
ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including the requirements that (1) ISOs may only be granted to Employees of the Company or a Subsidiary, (2) the amount of the aggregate Fair Market Value of Shares (determined at the time of grant of the Option) with respect to which ISOs are exercisable for the first time by an ISO holder during any calendar year (under all such plans of Employee’s employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as is specified in the Code, and (3) the ISO shall be granted within ten years from the earlier of the date of adoption or stockholder approval of the Plan.
(v)
No Options granted under the Plan shall include a reload feature.
(c)
SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

10

(i)
Right to Payment. A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto the excess of (1) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, the average Fair Market Value of one Share at any time during a specified period of no more than three business days before or after the date of exercise) over (2) the exercise price per Share of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value of a Share on the date a SAR is granted).
(ii)
Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR, subject to the provisions of Code Section 409A. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. If on the date an outstanding, vested SAR would expire, the exercise of the SAR would violate applicable securities laws or other applicable law, the expiration date applicable to the SAR will be extended to a date that is thirty (30) calendar days after the date the exercise of the SAR would no longer violate applicable securities laws or other applicable law.
(d)
Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:
(i)
Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent otherwise provided under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.
(ii)
Forfeiture. Upon Termination of Service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may determine in any individual case, subject to the minimum vesting requirements of Section 5(j), that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of Termination of Service resulting from a specified event.
(iii)
Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine.
(iv)
Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, subject to the provisions of Code Section 409A. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to vesting restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed. Notwithstanding anything herein to the contrary, dividends on unvested Restricted Shares will only be paid, if at all, when and to the extent that the underlying Restricted Shares vest.
(e)
Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:
(i)
Award and Restrictions. Delivery of Shares will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person), subject to the provisions of Code Section 409A. In addition, Restricted Share Units shall

11

be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine, subject to the provisions of Code Section 409A.
(ii)
Forfeiture. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may determine in any individual case, subject to the minimum vesting requirements of Section 5(j), that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of Termination of Service resulting from a specified event.
(iii)
Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of Shares covered by a Restricted Share Unit shall be either (1) paid with respect to such Restricted Share Unit at the dividend payment date in cash or in Shares having a Fair Market Value equal to the amount of such dividends, or (2) deferred with respect to such Restricted Share Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Share Units or other Awards, as the Committee shall determine or permit the Participant to elect, subject to the provisions of Code Section 409A; provided, however, that any Shares distributed as Dividend Equivalents with respect to any Restricted Share Units as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Share Units. Notwithstanding anything herein to the contrary, Dividend Equivalents on unvested Awards of Restricted Share Units will only be paid, if at all, when and to the extent that the underlying Awards vest.
(f)
Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:
(i)
Performance Period. The Committee shall determine a Performance Period and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary with respect to each Eligible Person and shall be based upon the performance criteria as the Committee may deem appropriate. The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.
(ii)
Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.
(iii)
Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.
(iv)
Forfeiture. Upon Termination of Service during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may determine in an individual case, subject to the minimum vesting requirements of Section 5(j), that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of Termination of Service resulting from a specified event.

12

(v)
Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine at the time of grant of the Performance Share or Performance Unit, commencing as soon as practicable after the end of the relevant Performance Period.
(vi)
Section 409A. If required, Performance Units granted under this Section 5(f) will be subject to and conform to the requirements of Code Section 409A.
(vii)
Dividend Equivalents. Notwithstanding anything herein to the contrary, to the extent that any Award of Performance Shares or Performance Units includes a right to Dividend Equivalents, Dividend Equivalents on any unvested Awards of Performance Shares or Performance Units will only be paid, if at all, when and to the extent that the underlying Awards vest.
(g)
Annual Cash Incentive Awards.
(i)
Award and Restrictions. The Committee is authorized to grant Annual Cash Incentive Awards to Employees, which entitle the recipient to receive a cash incentive amount for any calendar year or fiscal year performance period, which amount shall be determined by the Committee in its sole discretion. The aggregate value of Annual Cash Incentive Awards awarded during a calendar year or fiscal year performance period shall not exceed an amount equal to 10% of the Company’s EBITDA, excluding non-recurring items.
(ii)
Forfeiture. Upon Termination of Service during the applicable performance period, Annual Cash Incentive Awards that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may determine in any individual case, subject to the minimum vesting requirements of Section 5(j), that restrictions or forfeiture conditions relating to Annual Cash Incentive Awards will be waived in whole or in part in the event of Termination of Service resulting from a specified event.
(h)
Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to the conditions and restrictions of the underlying Awards to which they relate. Notwithstanding anything herein to the contrary, Dividend Equivalents on unvested Shares underlying any Award will only be paid, if at all, when and to the extent that the Shares underlying the Award vest.
(i)
Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(i) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(i).
(j)
Vesting of Awards. Except in the case of Substitute Awards granted pursuant to Section 4(d)(vii) and subject to the following sentence, Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted and no Award may provide for partial or graduated vesting beginning before the first anniversary of the date it is granted; provided that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to five percent (5%) of the Shares available pursuant to Section 4 may be granted to any one or more Eligible Persons without respect to the minimum vesting period requirements of this sentence; provided further that, with respect to Awards to Directors, the vesting of such Awards will be deemed to satisfy the one (1) year minimum vesting requirement to the extent that the Awards vest on the earlier of the one (1) year anniversary of the

13

date of grant and the date of the next annual meeting of the Company’s stockholders that is at least fifty (50) weeks after the immediately preceding year’s annual meeting.
6.
Certain Provisions Applicable to Awards.
(a)
Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion, provided, however, that in no event may the price per Share of an Award be less than the Fair Market Value of a Share on the date an Award is granted.
(b)
Term of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or a SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Code Section 422).
(c)
Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant, including, without limitation, cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, subject to the provisions of Code Section 409A. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid non-deductibility of the payment under Code Section 162(m).
(d)
Non-Transferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his or her guardian or legal representative; provided, however, that in no event may an Award be transferred for value (as defined in the General Instructions to Form S-8 of the U.S. Securities and Exchange Commission). An Eligible Person’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors. Under no circumstances will an Eligible Person or Participant be permitted to transfer an Option to a third-party financial institution without prior stockholder approval.
(e)
Other Conditions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions, and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan.
(f)
Vesting upon Death. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, if a Participant incurs a Termination of Service due to his or her death, any Award granted to a Participant under the Plan on or after the Effective Date shall fully vest on the date of the Termination of Service due to the Participant’s death.
7.
Performance Awards.
(a)
Performance Goals Generally The Committee may establish Performance Goals selected by the Committee, for Performance Awards under the Plan. The Committee may specify any reasonable definition of the Performance Goals it uses, and the measures may be described in terms of Company-wide objectives, objectives that relate to the performance of an individual Participant, an Affiliate, or a division, region, department, function or

14

segment within the Company or an Affiliate. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to: investment gains and losses; unusual or non-recurring items; gains or losses on the sale of assets; effects of changes in accounting principles or the application thereof; asset impairment charges; effects of currency fluctuations; acquisitions, divestitures, or financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; discontinued operations; changes in applicable law or the application thereof; and other non-operating items. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render Performance Goals to be unsuitable, the Committee may modify such Performance Goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a Performance Period, the Committee may determine that the Performance Goals or Performance Period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the Participant in an amount determined by the Committee. Performance Goals may differ for Performance Awards granted to any one Participant or to different Participants.
(b)
Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Shares, other Awards, or other property, in the discretion of the Committee. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of Termination of Service of the Participant or other event (including a Change of Control) prior to the end of a Performance Period or settlement of such Performance Awards.
8.
Change of Control Provisions.
(a)
Acceleration of Exercisability and Lapse of Restrictions Upon a Qualifying Termination. Upon the date of a Participant’s Qualifying Termination:
(i)
All Awards with time-based vesting conditions or restrictions shall become fully vested (and Options or SARs exercisable) at the time of such Qualifying Termination; and
(ii)
All Performance Awards and other Awards with respect to which the vesting or amount is based on the satisfaction or achievement of Performance Goals or other performance-based criteria, shall become earned and vested and the performance criteria shall be deemed to be achieved or fulfilled, at the greater of (A) the actual performance achieved or (B) the target level of performance applicable to the Award, but prorated based on the elapsed proportion of the performance period as of the Qualifying Termination.
(b)
Change of Control Where Awards Assumed or Replaced. In the event of a Change of Control in which the Company is the surviving entity and any adjustments necessary to preserve the value of the Participants’ outstanding Awards have been made, or the Company’s successor at the time of the Change of Control irrevocably assumes the Company’s obligations under the Plan or replaces each Participant’s outstanding Award with an award of equal or greater value and having terms and conditions no less favorable to the Participant than those applicable to the Participant’s Award immediately prior to the Change of Control, there will be no accelerated vesting of Participants’ Awards on account of the Change of Control unless a Participant experiences a Qualifying Termination.
(c)
Vesting Where Awards Not Assumed or Replaced. In the event of a Change of Control, unless the Company is the surviving entity and any adjustments necessary to preserve the value of Participants’ outstanding Awards have been made, or the Company’s successor at the time of the Change of Control irrevocably assumes the Company’s obligations under the Plan or replaces each Participant’s outstanding Award with an award of equal or greater value and having terms and conditions no less favorable to the Participant than those applicable to the Participant’s Award immediately prior to the Change of Control:
(i)
All Awards with time-based vesting conditions or restrictions shall become fully vested (and Options or SARs exercisable) at the time of such Change of Control; and
(ii)
All Performance Awards and other Awards with respect to which the vesting or amount is based on the satisfaction or achievement of Performance Goals or other performance-based criteria, shall become earned and vested and the performance criteria shall be deemed to be achieved or fulfilled, at the greater of

15

(A) the actual performance achieved or (B) the target level of performance applicable to the Award, but prorated based on the elapsed proportion of the performance period as of the Change of Control.
(d)
Certain Covered Transactions. Subject to Sections 8(a) and (c) above, in the event of a Change of Control that is a merger or consolidation in which the Company is not the surviving corporation or that results in the acquisition of substantially all the Company’s outstanding Shares by a single Person or entity or by a group of Persons or entities acting in concert, or in the event of a sale or transfer of all or substantially all of the Company’s assets (a “Covered Transaction”), the Committee shall have the discretion to provide for the termination of all outstanding Options and SARs, for no consideration and without accelerating vesting, as of the effective date of the Covered Transaction; provided, that, no Option or SAR will be so terminated (without the consent of the Participant) prior to the expiration of twenty (20) days following the later of (i) the date on which the Award became fully exercisable and (ii) the date on which the Participant received written notice of the Covered Transaction.
9.
General Provisions.
(a)
Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any stock exchange, regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state, or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.
(b)
No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee, Consultant or Director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any Employee’s, Consultant’s or Director’s employment or service at any time.
(c)
Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the maximum individual statutory tax rate in a given jurisdiction (or such lower amount as may be necessary to avoid liability award accounting, or any other accounting consequence or cost (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09), as determined by the Committee, and in any event in accordance with Company policies and applicable law).
(d)
Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders of the Company or Participants, except that (1) any such amendment or alteration shall be subject to stockholder approval to the extent such stockholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted and (2) any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company’s stockholders to the extent such stockholder approval is required under Code Section 422; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or

16

retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may not amend any Award to extend the exercise period beyond a date that is later than the earlier of the latest date upon which the Award could have expired by its original terms under any circumstances or the tenth anniversary of the original date of grant of the Award, or otherwise cause the Award to become subject to Code Section 409A. However, if the exercise period of an Award is extended at a time when the exercise price of the Award equals or exceeds the Fair Market Value of the Shares that could be purchased (in the case of an Option) or the Fair Market Value of the Shares used to determine the payment to the Participant (in the case of a SAR), it is not an extension of the original Award. The Board or the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Code Section 409A; provided, however, that the Board, the Committee and the Company make no representations that Awards granted under the Plan shall be exempt from or comply with Code Section 409A and make no undertaking to preclude Code Section 409A from applying to Awards granted under the Plan.
(e)
No Rights to Awards; No Stockholder Rights. No Eligible Person or Employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and Employees. No Award shall confer on any Eligible Person any of the rights of a stockholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.
(f)
Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.
(g)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(h)
Not Compensation for Benefit Plans. No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its Employees, Consultants or Directors unless the Company shall determine otherwise.
(i)
Compensation Recoupment Policy. Notwithstanding any provision in the Plan or in any Award Agreement to the contrary, Awards granted or paid under the Plan will be subject to the compensation recoupment policy established by the Company, as amended from time to time.
(j)
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
(k)
Successors. All obligations of the Company under the Plan or any Award Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business or assets of the Company or both, or a merger, consolidation or otherwise.
(l)
Federal and State Laws, Rules and Regulations. The Plan and the grant of Awards will be subject to all applicable Federal, state and local laws, rules, and regulations and to such approval by any government or regulatory agency as may be required.
(m)
Governing Law. To the extent not preempted by Federal law, the Plan, any Award Agreement, and documents evidencing Awards or rights relating to Awards will be construed, administered, and governed in all respects under and by the laws of the State of Delaware, without giving effect to its conflict of laws principles. If any

17

provision of the Plan will be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof will continue to be fully effective. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to), the Plan will be exclusively in the courts in the State of Illinois, County of Cook, including the Federal Courts located therein (should Federal jurisdiction exist).
(n)
Notice. Any notice or other communication required or permitted under the Plan must be in writing and must be delivered personally, sent by certified, registered, or express mail, or sent by overnight courier, at the sender’s expense. Notice will be deemed given (1) when delivered personally or, (2) if mailed, three days after the date of deposit in the United States mail or, (3) if sent by overnight courier, on the regular business day following the date sent. Notice to the Company should be sent to FreightCar America, Inc. 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606, Attention: Chief Financial Officer. Notice to the Participant should be sent to the address set forth on the Company’s records. Either party may change the address to which the other party must give notice under this Section by giving the other party written notice of such change, in accordance with the procedures described above.
(o)
Effective Date; Plan Termination. The Plan shall become effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards; and, provided further, that in no event may an ISO be granted more than ten (10) years after the earlier of (a) the date of the adoption of the Plan by the Board or (b) the Effective Date. If the Plan is not approved by stockholders, the Prior Plans shall continue to remain in effect in accordance with its terms until the tenth (10th) anniversary of each Prior Plan’s effective date, respectively. In addition, such Prior Plans’ expiration shall not affect Awards then outstanding, and the terms and conditions of the Prior Plans shall continue to apply to such Awards. If the Plan is approved by stockholders, no Awards shall be made under the Prior Plans after the Effective Date; provided, however, that Awards then outstanding under the Prior Plans shall not be affected, and the terms and conditions of the Prior Plans shall continue to apply to such Awards.
(p)
Interpretive Provisions. Unless the context clearly requires otherwise:
(i)
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, and the word “will” shall be construed to have the same meaning and effect as the word “shall”.
(ii)
Any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).
(iii)
Any reference herein to any person or entity shall be construed to include the permitted successors and assigns of such person or entity.
(iv)
The words “herein,” “hereof” and “hereunder,” and words of similar import when used in the Plan or Award Agreement shall be construed to refer to the Plan or Award Agreement, as applicable, in its entirety, and not to any particular provision thereof.
(v)
All references to Sections shall be construed to refer to Sections of the Plan.
(vi)
Any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, or supplemented from time to time.
(vii)
In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”.

18

(viii)
Section titles and headings herein are included for convenience of reference only and shall not affect the interpretation of the Plan or any Award Agreement. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
(ix)
All references in the Plan to days shall mean calendar days, unless otherwise specifically noted to the contrary.
(q)
Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates or Subsidiaries operate or have employees or directors, the Board, in its sole discretion, shall have the power and authority to:
(i)
Determine which Affiliates and Subsidiaries shall be covered by the Plan;
(ii)
Determine which employees or directors outside the United States are eligible to participate in the Plan;
(iii)
Modify the terms and conditions of any Award granted to employees or directors outside the United States to comply with applicable foreign laws;
(iv)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 9(q) by the Board shall be attached to the Plan document as appendices; and
(v)
Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Board may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

(r)
Severability. If any provision of the Plan or any Award Agreement is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Board’s determination, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award Agreement, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
(s)
Compliance with Code Section 409A. Notwithstanding any provision of the Plan to the contrary, all Awards made under the Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan will be construed and interpreted in accordance with such intent. References in the Plan to “Termination of Service” and similar terms shall mean a “separation from service” within the meaning of that term under Code Section 409A. Any payment or distribution that is to be made to a Participant who is a “specified employee” of the Company within the meaning of that term under Code Section 409A and as determined by the Committee, on account of a “separation from service” under Code Section 409A, may not be made before the date which is six months after the date of such “separation from service,” unless the payment or distribution is exempt from the application of Code Section 409A by reason of the short-term deferral exemption or otherwise.
(t)
Plan Document Controls. The Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between the Plan and an Award Agreement, the terms and conditions of the Plan shall control.

19

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

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2022 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommend a vote “FOR” the Class II directors, each for a term of three years and “FOR” Proposals 2, 3 and 4.

1.	Election of Director:

	For	Against	Abstain

01 – William D. Gehl
02 – Jesus Salvador Gil Benavides
03 – Rodger L. Boehm

	For	Against	Abstain

2. To hold an advisory vote to approve the compensation of our Named Executive Officers.

	For	Against	Abstain

3. To approve the selection of Grant Thornton LLP as our independent registered public accounting firm for 2022.

	For	Against	Abstain

4. To approve the adoption of the FreightCar America, Inc. 2022 Long Term Incentive Plan

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name appears on the proxy. If held in joint tenancy, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in full corporate name by president or other authorized officer. If held by a partnership, limited liability company or other similar entity, please sign in such entity’s name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

03EE0E

Table of Contents

The Annual Meeting of Stockholders of FreightCar America, Inc. will be held on

May 12, 2022, 10:00 A.M. Central time, virtually via the internet at www. meetnow.global/MHK946T.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — RAIL2022.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/RAIL

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — FreightCar America, Inc.

2022 ANNUAL MEETING OF

STOCKHOLDERS MAY 12, 2022

10:00 A.M. Central time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREIGHTCAR AMERICA, INC. FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2022 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby appoints James R. Meyer as proxy with full power of substitution to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of FreightCar America, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 a.m. Central time on May 12, 2022, and at any postponement(s) or adjournment(s) thereof and, in such proxy’s discretion, to vote upon such other business as may properly come before the meeting, and at any postponement(s) or adjournment(s) thereof, as set forth in the related Notice of Annual Meeting and Proxy Statement, the receipt of which is hereby acknowledged. The undersigned hereby revokes all prior proxies given by the undersigned to vote at said meeting and any adjournment(s) or postponement(s) thereof. This proxy card is valid only when signed and dated.

(Continued and to be dated and signed on the reverse side.)

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.